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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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TITAN MACHINERY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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TITAN MACHINERY INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The Annual Meeting of Stockholders of Titan Machinery Inc. will be held at 8:00 a.m., Central time, on May 30, 2013, at the offices of Fredrikson & Byron, P.A., 200 South Sixth Street, Suite 4000, Minneapolis, MN 55402, for the following purposes:

  1.
  To elect three Class III directors ("Proposal 1").

  2.
  To conduct an advisory vote on a non-binding resolution to approve the compensation of our named executive officers, as disclosed in this proxy statement ("Proposal 2").

  3.
  To approve our 2013 Equity Incentive Plan ("Proposal 3").

  4.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Only stockholders of record at the close of business on April 5, 2013 are entitled to notice of the meeting and to vote at the meeting or any adjournment or postponement thereof.

        Your vote is important. You are cordially invited to attend the meeting. Even if you do not plan to attend the meeting, we urge you to sign, date and return the proxy at once in the enclosed envelope. The prompt return of proxies will save the Company the expense of further requests for proxies.

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on May 30, 2013: The proxy statement, proxy card, and Annual Report on Form 10-K are available in the Investor Relations section of the Titan Machinery Inc. website at http://www.titanmachinery.com.

BY ORDER OF THE BOARD OF DIRECTORS

David J. Meyer Chairman of the Board and Chief Executive Officer

West Fargo, North Dakota
April 24, 2013

TITAN MACHINERY INC.

Annual Meeting of Stockholders
May 30, 2013

PROXY STATEMENT

 INTRODUCTION

        Your proxy is solicited by the Board of Directors of Titan Machinery Inc. ("we," "us," "our," or the "Company") for the Annual Meeting of Stockholders to be held on May 30, 2013 (the "Annual Meeting"), at the location and for the purposes set forth in the Notice of Annual Meeting of Stockholders, and at any adjournment or postponement thereof. The proposals to be voted on are stated in the Notice of Meeting and on the Proxy Card.

        The mailing address of the principal executive offices of the Company is Titan Machinery Inc., 644 East Beaton Drive, West Fargo, North Dakota 58078. The Company expects that this proxy statement, the related proxy and Notice of Annual Meeting of Stockholders will first be mailed to stockholders on or about April 24, 2013.

GENERAL INFORMATION

Purpose of the Annual Meeting	At the Annual Meeting, stockholders will act upon the proposals outlined in the Notice of Annual Meeting of Stockholders. Also, once the business of the Annual Meeting is concluded, management of the Company will give a business update. Management and the chairs of each standing Board committee will be available to respond to questions from stockholders.
What is a Proxy?
It is your legal designation of another person to vote the stock you own in the manner you direct. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated David J. Meyer and Peter J. Christianson to serve as proxies for the Annual Meeting. The Board of Directors will use the proxies at the 2013 Annual Meeting of Stockholders. The proxies also may be voted at any adjournments or postponements of the meeting.
What is a Proxy Statement?	It is a document we give you when we are soliciting your vote pursuant to Securities and Exchange Commission ("SEC") regulations.

Stockholder of Record	If your shares are registered in your name with our transfer agent, Wells Fargo Shareowner Services, you are a stockholder of record with respect to those shares and the Notice or the proxy materials were sent directly to you by Broadridge Financial Solutions.
Stockholder Who Holds Stock in Street Name
If you hold your shares in an account at a bank or broker, then you are the beneficial owner of shares held in "street name." The Notice and proxy materials were forwarded to you by your bank or broker, who is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank or broker on how to vote the shares held in your account.
Number of Shares Required to be Present to Hold the Annual Meeting
In order to conduct the Annual Meeting, holders of a majority of the shares entitled to vote as of the close of business on the record date, April 5, 2013, must be present in person or by proxy. This constitutes a quorum. Your shares are counted as present if you attend the Annual Meeting and vote in person, or if you vote your proxy by mail. Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum. If a quorum is not present, we will adjourn the Annual Meeting until a quorum is obtained.
Voting Methods	• By Written Proxy. All stockholders of record who received proxy materials by mail can vote by written proxy card.
• In Person. All stockholders of record may vote in person at the Annual Meeting. If you need directions to the Annual Meeting, please call 701-356-0130.
If your shares are held in "street name," you must instruct the record holder of your shares in order to vote.
Revoking Your Proxy or Changing Your Vote
Any stockholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company or by attending and voting at the meeting.
Voting for Directors (Proposal 1)	You may either vote FOR or WITHHOLD authority to vote for each nominee for election to the Board of Directors.

Vote Required	The nominees receiving the greatest number of votes relative to the votes cast for the other nominees will be elected, regardless of whether an individual nominee receives votes from a majority of the quorum of shares represented at the Annual Meeting (in person or by proxy). Although directors are elected by plurality vote, the presence (in person or by proxy) of stockholders representing an aggregate of at least a majority of the issued and outstanding shares of common stock is required to constitute a quorum for the election of directors.
Board Recommendation	The Board of Directors recommends a vote FOR each of the nominees.
Advisory Vote on Executive Compensation and Vote on 2013 Equity Incentive Plan (Proposals 2 and 3)	For each of Proposal 2 and 3, you may vote FOR the proposal, AGAINST the proposal, or ABSTAIN from voting on the proposal.

Your vote on Proposal 2 is an advisory vote to approve the compensation of our named executive officers (as defined below under "Executive Compensation"). The Board of Directors will consider the results of this advisory vote when considering future executive compensation decisions.
Vote Required	The affirmative vote of a majority of the votes cast, in person or by proxy, is required to approve each of Proposal 2 and Proposal 3.
Board Recommendation	The Board of Directors recommends a vote FOR the advisory approval of the compensation of our named executive officers (Proposal 2) and a vote FOR the 2013 Equity Incentive Plan (Proposal 3).
What if I do not specify a choice for a matter when returning a proxy?
Stockholders should specify their choice for each matter in the manner described in the Notice or on their proxy card. If no specific instructions are given, proxies which are signed and returned will be voted as follows:
• FOR the election of all director nominees;
• FOR the advisory approval of the compensation of our named executive officers; and
• FOR the approval of the 2013 Equity Incentive Plan.

Abstentions	• Abstentions have no effect on the election of directors and will not be counted for purposes of determining the number of votes cast for the election of directors.
• Abstentions have the effect of an AGAINST vote on Proposal 2.
• Abstentions have the effect of an AGAINST vote on Proposal 3.
Broker Non-Votes	If your shares are held in "street name" (with a broker or bank) and you do not submit voting instructions to your broker:
• Your shares will be counted as present for the purposes of determining whether there is a quorum at the Annual Meeting.
• Your shares will not be counted as votes FOR or WITHHOLD authority for the election of the director nominees at the Annual Meeting.
• Your shares will not be counted as votes FOR, AGAINST, or ABSTAIN on Proposal 2.
• Your shares will not be counted as votes FOR, AGAINST, or ABSTAIN on Proposal 3.
In each of the cases above, your shares will be treated and reported as "broker non-votes."
Proxy Solicitation and Cost
The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of the Company's common stock, will be borne by the Company. Directors, officers and employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

OUTSTANDING SHARES AND VOTING RIGHTS

        The Board of Directors of the Company has fixed April 5, 2013 as the record date for determining stockholders entitled to vote at the Annual Meeting. Persons who were not stockholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on April 5, 2013, 21,096,999 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. No holders of any capital stock of the Company are entitled to cumulative voting rights.

 PRINCIPAL STOCKHOLDERS AND MANAGEMENT STOCKHOLDINGS

        The following table sets forth, as of April 5, 2013, certain information regarding beneficial ownership of our Common Stock by:

  •
  Each person known to us to beneficially own 5% or more of our Common Stock;

  •
  Each executive officer (as that term is defined under the rules and regulations of the Securities and Exchange Commission) named in the Summary Compensation Table on page 25, who in this proxy statement are collectively referred to as our "named executive officers;"

  •
  Each of our directors (including nominees); and

  •
  All of our executive officers and directors as a group.

        We have determined beneficial ownership in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each stockholder named in the table has sole voting and dispositive power with respect to the shares of Common Stock set forth opposite the stockholder's name. We have based our calculation of the percentage of beneficial ownership on 21,096,999 shares of Common Stock outstanding on April 5, 2013. Unless otherwise noted below, the address of each beneficial owner listed on the table is c/o Titan Machinery Inc., 644 East Beaton Drive, West Fargo, North Dakota 58078.

Name of Beneficial Owner	Number	Percent of Class
5% Beneficial Owners(1):
Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104(2)	1,052,709	5.00
Ameriprise Financial, Inc. 145 Ameriprise Financial Center Minneapolis, MN 55474(3)	1,477,116	7.00
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199(4)	1,112,370	5.27
Named Executive Officers and Directors:
David Meyer(5)	2,903,211	13.75
Peter Christianson(6)	698,866	3.31
Mark Kalvoda(7)	23,846	*
John Bode(8)	19,084	*
Tony Christianson(9)	305,019	1.45
Stanley Dardis(10)	5,060	*
James Irwin(11)	8,750	*
James Williams(12)	51,918	*
Theodore Wright(13)	6,663	*
All executive officers and directors as a group (9 persons)(14)	4,022,417	18.94

*
Less than one percent.

(1)
Beneficial ownership determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

  (2)
  This information is based on the Schedule 13G/A filed with the Securities and Exchange Commission by Wells Fargo & Company on February 13, 2013. Wells Fargo & Company, as parent company of various subsidiaries listed in Exhibit B to the Schedule 13G/A, may be deemed to beneficially own the shares held by such subsidiaries. As of December 31, 2012, Wells Fargo & Company held sole voting power with respect to 70 shares, sole dispositive power with respect to 70 shares, shared voting power with respect to 875,442 shares and shared dispositive power with respect to 1,052,709 shares.

  (3)
  This information is based on the Schedule 13G/A filed with the Securities and Exchange Commission by Ameriprise Financial, Inc. on February 13, 2013. Ameriprise Financial, Inc., as parent company of Columbia Management Investment Advisers, LLC ("CMIA"), may be deemed to beneficially own the shares held by CMIA. As of December 31, 2012, Ameriprise Financial, Inc. held sole voting power with respect to 0 shares, sole dispositive power with respect to 0 shares, shared voting power with respect to 713,321 shares and shared dispositive power with respect to 1,477,116 shares.

  (4)
  This information is based on the Schedule 13G filed with the Securities and Exchange Commission by Massachusetts Financial Services Company on February 12, 2013. As of December 31, 2012, Massachusetts Financial Services Company held sole voting power with respect to 1,045,000 shares, sole dispositive power with respect to 1,112,370 shares, shared voting power with respect to 0 shares and shared dispositive power with respect to 0 shares.

  (5)
  Includes 2,200,000 shares held by the Meyer Family Investment Limited Partnership, over which Mr. Meyer has shared voting and investment control. Also includes 53,000 shares that may be purchased upon exercise of stock options by Mr. Meyer that were exercisable as of April 5, 2013, or within 60 days of such date. Also includes 47,481 restricted shares held by Mr. Meyer that are subject to risk of forfeiture.

  (6)
  Includes 53,000 shares that may be purchased upon exercise of stock options by Mr. Christianson that were exercisable as of April 5, 2013, or within 60 days of such date. Includes 551,285 shares beneficially owned by C.I. Farm Power, Inc. Mr. Christianson may be deemed to be the beneficial owner of such shares by virtue of his status as a controlling owner of C.I. Farm Power. Also includes 47,481 restricted shares held by Mr. Christianson that are subject to risk of forfeiture.

  (7)
  Includes 11,668 shares that may be purchased upon exercise of stock options by Mr. Kalvoda that were exercisable as of April 5, 2013, or within 60 days of such date. Also includes 5,599 restricted shares held by Mr. Kalvoda that are subject to risk of forfeiture.

  (8)
  Includes 7,334 shares that may be purchased upon exercise of stock options by Mr. Bode that were exercisable as of April 5, 2013, or within 60 days of such date. Also includes 1,688 restricted shares held by Mr. Bode that are subject to risk of forfeiture.

  (9)
  Includes 200,000 shares beneficially owned by Adam Smith Fund, LLC, 70,000 shares beneficially owned by Adam Smith Growth Partners, LP, 17,531 shares beneficially owned by Adam Smith Companies, LLC, 6,071 shares beneficially owned by Cherry Tree Companies, LLC and 2,667 shares that may be purchased upon exercise of stock options. The options were exercisable as of April 5, 2013, or within 60 days of this date. Mr. Christianson may be deemed to share beneficial ownership of shares beneficially owned by Adam Smith Fund, LLC, Adam Smith Growth Partners, LP, Adam Smith Companies, LLC, and Cherry Tree Companies, LLC, by virtue of his status as a controlling owner of such entities. Mr. Christianson expressly disclaims beneficial ownership of any shares held by Adam Smith Fund, LLC, Adam Smith Growth Partners, LP, Adam Smith Companies, LLC, and Cherry

    Tree Companies, LLC, except to the extent of his pecuniary interest in such entities. Also includes 1,688 restricted shares held by Mr. Christianson that are subject to risk of forfeiture.

  (10)
  Includes 1,500 shares held by Mr. Dardis's revocable living trust. Also includes 1,688 restricted shares held by Mr. Dardis that are subject to risk of forfeiture.

  (11)
  Includes 8,750 shares of common stock that are held by the James Irwin Revocable Trust, which amount includes 1,688 restricted shares held by Mr. Irwin that are subject to risk of forfeiture.

  (12)
  Includes 8,334 shares that may be purchased upon exercise of stock options by Mr. Williams that were exercisable as of April 5, 2013, or within 60 days of this date. Also includes 1,688 restricted shares held by Mr. Williams that are subject to risk of forfeiture.

  (13)
  Includes 1,688 restricted shares held by Mr. Wright that are subject to risk of forfeiture.

  (14)
  Includes 136,003 shares that may be purchased upon exercise of options that were exercisable as of April 5, 2013, or within 60 days of such date. Also includes 110,689 restricted shares held by our named executive officers and directors that are subject to risk of forfeiture.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders ("Insiders") are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, or written representations from Insiders that no other reports were required, the Company believes that during the fiscal year ended January 31, 2013, all Form 3, Form 4 and Form 5 filing requirements were met.

ELECTION OF DIRECTORS
(Proposal 1)

General Information

        The Bylaws of the Company provide that the Board of Directors will consist of three or more directors. The Board of Directors consists of three classes of Directors: Class I directors who hold office until the 2014 Annual Meeting, Class II directors who hold office until the 2015 Annual Meeting and Class III directors who hold office until the 2013 Annual Meeting or, in all cases, until their successors are elected and qualified.

2013 Director Nominees

        The Governance/Nominating Committee recommended to the Board that the following persons be nominated and elected as Class III directors, whose terms expire at the upcoming 2013 Annual Meeting:

John Bode	Stanley Dardis	David Meyer

        Each of the nominees is currently a Class III director, and has consented to being named as a nominee. If elected, each nominee will serve until the 2016 Annual Meeting or until his successor is elected and qualified.

        The following is information concerning the principal occupations for at least the past five years of the nominees and those directors whose terms will continue beyond the Annual Meeting:

Class I Directors (Terms Expire at 2014 Annual Meeting)	Age	Position/Committee Membership/Biography
Tony Christianson	60	Director

		Mr. Tony Christianson has been a director since January 2003 and was a founder of Titan Machinery LLC. Since 1981, Mr. Christianson has been the Chairman of Cherry Tree Companies, an affiliated group of investment banking, investment management and wealth management firms in Minneapolis, Minnesota. Affiliates of Cherry Tree Companies act as the general partner of Adam Smith Fund, LLC and Adam Smith Growth Partners, L.P. Mr. Christianson also serves as a director of each of The Dolan Company, an information services provider; Peoples Educational Holdings, Inc., an educational materials publisher; AmeriPride Services, Inc., a provider of customized apparel for companies; Znomics, Inc., a shell company; and Arctic Cat, Inc., a manufacturer of snowmobiles and related equipment. Tony Christianson and Peter Christianson, our President and Chief Operating Officer and one of our directors, are brothers. Among other attributes, skills and qualifications, the Board believes that Mr. Tony Christianson is uniquely qualified to serve as a director based on his experience in the financial services and investment industries, as well as his experience as a public and private company director, which provides the Board with a seasoned view on financing, investment, acquisition and operating strategies, public company regulatory compliance issues, and investor relations.
James Irwin	70	Lead Independent Director; Compensation Committee; Governance/Nominating Committee

		Mr. Irwin has been a director since 2005 and currently serves as Lead Independent Director of the Board. Mr. Irwin is a former vice president of Case IH's North American Agricultural Business, with over 40 years of experience in various executive positions at Case New Holland ("CNH") prior to his retirement in January 2005. Among other attributes, skills and qualifications, the Board believes that Mr. Irwin is uniquely qualified to serve as a director based on his experience in the agricultural industry, his tenure with CNH, the Company's largest supplier, his executive management experience, and his ability to assist the Company in managing its relationship with CNH and other important industry participants.

Class II Directors (Terms Expire at 2015 Annual Meeting)	Age	Position/Committee Membership/Biography
Peter Christianson	56	President, Chief Operating Officer and Director

		Mr. Peter Christianson has been our President and a director since January 2003 and our Chief Operating Officer since April 2011, and was our Chief Financial Officer from August 2007 to April 2011. Prior to joining us and since 1988, he was a partner and owner of Fargo Farm Power, Inc., the operator of two of the dealership locations acquired by Titan Machinery LLC in 2002. Peter Christianson and Tony Christianson, one of our directors, are brothers. Among other attributes, skills and qualifications, the Board believes that Mr. Peter Christianson is uniquely qualified to serve as a director because of his lifelong experience in the agriculture equipment industry, his years of experience leading the Company, as well as one of its predecessor entities, which broadens his ability to understand the challenges and opportunities facing the Company and to guide its long-term strategies, and his intimate understanding of the Company's financial and operational matters as its former Chief Financial Officer and current Chief Operating Officer.
James Williams	73	Director; Chair of the Governance/ Nominating Committee; Audit Committee

		Mr. Williams has been a director since 2003. Mr. Williams is currently Chairman of First State Bank of North Dakota and Goose River Bank, and previously worked at Bank of New York. For over 12 years, Mr. Williams had been an owner of Arthur Mercantile Company and Valley Equipment, Inc., farm equipment dealerships, which were acquired by the Company in fiscal 2010. Among other attributes, skills and qualifications, the Board believes that Mr. Williams is uniquely qualified to serve as a director because his experience as an owner and operator of agriculture equipment dealerships provides the Board with an important perspective on strategic operating decisions and acquisition opportunities, his experience as a banker offers the Company insight into the local and regional credit markets, and his executive management experience with responsibility over accounting matters provides the Company's Audit Committee and Board with additional expertise and familiarity with generally accepted accounting principles, internal controls over financial reporting, and disclosure controls and procedures, and experience in analysis and evaluation of financial statements.

Class II Directors (Terms Expire at 2015 Annual Meeting)	Age	Position/Committee Membership/Biography
Theodore Wright	50	Director; Compensation Committee; Audit Committee

		Mr. Wright has been a director since 2009. Since February 2011, Mr. Wright has served as Chief Executive Officer of Conn's, Inc., a specialty retailer of home appliances, consumer electronics, computers, furniture and mattresses, and lawn and garden products. Mr. Wright has served as a director of Conn's since 2003, including as its Chairman of the Board since December 2010. Mr. Wright served as President of Sonic Automotive, Inc., a New York Stock Exchange listed and Fortune 300 automotive retailer, from 2002 to 2004, and prior to that he served as its Chief Financial Officer from its formation in 1997. From 1995 to 1997, Mr. Wright was a Senior Manager in Deloitte & Touche LLP's Columbia, South Carolina office. From 1994 to 1995, Mr. Wright was a Senior Manager in Deloitte & Touche LLP's National Office Accounting Research and SEC Services Department. Mr. Wright is also the principal owner of a construction and agriculture equipment rental business, and he owns and operates a farm and ranch. Among other attributes, skills and qualifications, the Board believes that Mr. Wright is uniquely qualified to serve as a director because of his familiarity with operating issues in an industry with substantially similar opportunities and challenges as the one in which the Company operates, as well as his experience as a public company executive and director and his accounting expertise, which provides the Company's Audit Committee and Board with additional familiarity with generally accepted accounting principles, internal controls over financial reporting, and disclosure controls and procedures, and experience in analysis and evaluation of financial statements of public companies generally and of companies similar to the Company.

Class III Directors/2013 Nominees (Terms Expire at 2013 Annual Meeting)	Age	Position/Committee Membership/Biography
John Bode	65	Director; Chair of Audit Committee

		Mr. Bode has been a director since 2005. Mr. Bode is a retired partner of KPMG, LLP with over 34 years of experience in public accounting. Mr. Bode was elected to the partnership in 1981 and retired in 2005. Mr. Bode also currently serves on the board of The Valspar Corporation. Among other attributes, skills and qualifications, the Board believes that Mr. Bode is uniquely qualified to serve as a director, chair of the Company's Audit Committee and one of its audit committee financial experts in light of his ability to understand generally accepted accounting principles, internal controls over financial reporting and disclosure controls and procedures, and his experience in analyzing and evaluating financial statements of public companies generally and of companies similar to the Company, particularly from an auditor's perspective.
Stanley Dardis	63	Director; Chair of Compensation Committee; Governance/Nominating Committee

		Mr. Dardis has been a director since October 1, 2010. From 1998 to 2010, Mr. Dardis served as Chief Executive Officer and Director of Bremer Financial Corporation, a bank holding company composed of nine bank subsidiaries, a trust company, and an insurance company, headquartered in St. Paul, Minnesota. Among other attributes, skills and qualifications, the Board believes that Mr. Dardis is uniquely qualified to serve as a director based on his experience in the financial services and investment industries, as well as his experience as a public and private company director, which provides the Board with a seasoned view of financing, investment, acquisition and operating strategies, public company regulatory compliance issues, and investor relations.
David Meyer	60	Chair of Board, Chief Executive Officer and Director

		Mr. Meyer is our Board Chair and Chief Executive Officer. Mr. Meyer was a founder of the Company in 1980 and has been one of its directors since its creation. Among other attributes, skills and qualifications, the Board believes that Mr. Meyer is uniquely qualified to serve as a director and the Board's chair because he is the person most familiar with the Company's history, business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy.

Vote Required

        In the absence of other instructions, each proxy (other than broker non-votes) will be voted for each of the nominees listed above. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other occurrence, the proxies (other than broker non-votes) will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. Under applicable Delaware law, the election of each nominee requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

        The Board recommends that you vote "FOR" each of the nominees to the Board of Directors set forth in this Proposal 1.

Non-Employee Director Compensation

        Our non-employee directors are compensated pursuant to our Non-Employee Director Compensation Plan. In fiscal 2013, all of our non-employee directors received an annual retainer of $50,000 for attending Board meetings. In addition, the chair of the Audit Committee received an additional $15,000 cash retainer and the chairs of the Compensation Committee and Governance/Nominating Committee and the Lead Independent Director received additional $5,000 cash retainers. Each non-employee director also received a grant of shares of restricted stock equal to approximately $50,000 based upon the $29.63 closing price of our common stock on June 1, 2012, which resulted in a grant of 1,688 shares to each director. Shares received as non-employee director compensation must be held by the director during his term of service.

        Effective February 1, 2013, our Non-Employee Director Compensation Plan was amended to provide a $50,000 annual retainer for each non-employee director and an annual grant of $70,000 of restricted stock. In addition, the chair of the Audit Committee will receive an additional $25,000 cash retainer, the chairs of the Compensation Committee and Governance/Nominating Committee will receive an additional $10,000 cash retainer and the Lead Independent Director will receive additional $15,000 cash retainer. We also reimburse our non-employee directors for reasonable expenses incurred in connection with their services as directors.

        The following table provides compensation information for our non-employee directors during fiscal 2013:

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
John Bode	65,000	50,000	115,000
Tony Christianson	50,000	50,000	100,000
Stanley Dardis	53,333	50,000	103,333
James Irwin	55,000	50,000	105,000
James Williams	55,000	50,000	105,000
Theodore Wright	50,000	50,000	100,000
Gordon Paul Anderson, M.D.(2)	18,333	—	18,333

(1)
These amounts represent the grant-date fair value for each award awarded in fiscal 2013, valued in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 718, Compensation—Stock Compensation.

(2)
Dr. Anderson retired from the Board on June 1, 2012.

Stock Ownership/Retention Guidelines

        In order to align director and stockholder interests, directors are encouraged to become stockholders of the Company. In furtherance of this goal, we have adopted a requirement that directors hold all shares awarded to them as compensation for their service as directors for at least the duration of their directorship.

 CORPORATE GOVERNANCE

Board Leadership Structure

        One of the key responsibilities of the Board is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes the combined role of Board Chair and Chief Executive Officer, together with a Lead Independent Director having the duties described in the following section, is in the best interests of the stockholders because it promotes strategy development and execution and facilitates information flow with management to aid in the Board's evaluation of management's performance. The Board believes that the Company's Chief Executive Officer is best situated to serve as its Chair because of his unique familiarity with the Company's history, business and industry, which makes him most capable of effectively leading discussions among directors of diverse backgrounds and experience regarding the Company's operations and strategy identification, execution and evaluation.

Lead Independent Director

        James Irwin, an independent director, was selected by the Board to serve as the Lead Independent Director. The Lead Independent Director has the responsibility of presiding at all executive sessions of the Board, consulting with the Chairman and Chief Executive Officer on Board and committee meeting agendas, acting as a liaison between management and the non-management directors, including maintaining frequent contact with the Chairman and Chief Executive Officer and advising him on the efficiency of the board meetings, facilitating teamwork and communication between the non-management directors and management, as well as additional responsibilities that are more fully described in the Company's Principles of Corporate Governance.

Independence

        Our Board of Directors has determined that five of our eight directors are independent directors, as defined by Rule 5605(a)(2) of the listing standards of the Nasdaq Stock Market. The five independent directors are stated as follows: John Bode, Stanley Dardis, James Irwin, James Williams and Theodore Wright. Prior to his retirement effective June 1, 2012, Gordon Paul Anderson was also an independent director. In making this determination, the Board considered the recommendation of the Governance/Nominating Committee, any related party transactions and other relationships as disclosed elsewhere in this proxy statement.

Code of Ethics

        The Board has approved Code of Ethics policies that apply to all employees, directors and officers, including the principal executive officer, principal financial officer, principal accounting officer and controller. The Code of Ethics policies address such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading. The Code of Ethics policies are available under Corporate Governance on the Investor Relations page on the Company's website at www.titanmachinery.com. Titan Machinery Inc. intends to include on its website any amendment to, or waiver from, a provision of its Code of Ethics policies that apply to the principal executive officer, principal financial officer, principal accounting officer and controller that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K.

Board's Role in Risk Oversight

        The Company's enterprise risk management program identifies, prioritizes and monitors risks inherent in the operation of the Company's business and the implementation of the Company's strategic plan. The Board oversees this enterprise risk management program through several different levels of review. In addition to the Board's oversight, each standing committee of the Board oversees the management of enterprise risks that fall within that committee's scope of responsibility. In performing the oversight functions, the Board and each committee has full access to management, as well as the ability to engage advisors. Each committee reports back to the full Board on its respective review of applicable enterprise risks. Further, executive management reports directly to the Board and its committees on a quarterly basis regarding the implementation of the enterprise risk management program.

Stockholder Communications with the Board of Directors

        Stockholders may communicate directly with the Board of Directors. All communications should be directed to the Company's Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors, and the Company's Secretary will forward the communications to all specified directors. If no director is specified, the communication will be forwarded to the entire Board. Stockholder communications to the Board should be sent to:

Titan Machinery Inc. Board of Directors
Attention: Corporate Secretary
644 East Beaton Drive
West Fargo, North Dakota 58078

Director Attendance at Annual Meetings

        Directors' attendance at Annual Meetings can provide stockholders with an opportunity to communicate with directors about issues affecting the Company. The Board's policy is that, subject to unavoidable personal or business conflicts, directors shall attend stockholders' meetings. All of our directors attended the Annual Meeting of Stockholders held on June 1, 2012.

Board and Committee Meetings; Committee Reports

        During fiscal 2013, the Board held nine formal meetings. The directors often communicate informally to discuss the affairs of the Company and, when appropriate, take formal action by written consent of all directors, in accordance with the Company's Certificate of Incorporation and Bylaws and Delaware law. The directors also participate in monthly financial update calls with management. The independent directors meet in executive session at least quarterly.

        The Company's Board of Directors has three standing committees, the Audit Committee, the Compensation Committee, and the Governance/Nominating Committee. Members of such committees met formally and informally from time to time throughout fiscal 2013 on committee matters. All directors attended 75% or more of the aggregate number of meetings of the Board and of committees of which each respective director was a member.

Current Committee Membership

        The following table sets forth the membership of each of the Company's committees.

Audit Committee	Governance/Nominating Committee	Compensation Committee
John Bode (Chair)	James Williams (Chair)	Stanley Dardis (Chair)
James Williams	James Irwin	James Irwin
Theodore Wright	Stanley Dardis	Theodore Wright

Audit Committee

  Responsibilities

        The Audit Committee acts pursuant to a written charter. The charter, which is reviewed annually by the Committee, may be amended upon approval of the Board and was last amended on September 2, 2010. The Audit Committee charter is available under Corporate Governance on the Investor Relations page of our website at www.titanmachinery.com. Among other matters, our Audit Committee:

  •
  assists the Board of Directors in fulfilling its oversight responsibility to our stockholders and other constituents with respect to the integrity of financial statements;

  •
  appoints and has oversight over our independent auditors, determines the compensation of our independent auditors and reviews the independence and the experience and qualifications of our independent auditors' lead partner, and pre-approves the engagement of our independent auditors for audit and permitted non-audit services;

  •
  meets with the independent auditors and reviews the scope and significant findings of audits and meets with management and internal financial personnel regarding these findings;

  •
  reviews the performance of our independent auditors;

  •
  discusses with management and our independent auditors the adequacy and effectiveness of our financial and accounting controls, practices and procedures, the activities and recommendations of our auditors and our reporting policies and practices, and reporting recommendations to the Board of Directors for approval;

  •
  establishes procedures for the receipt, retention and treatment of complaints regarding internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

  •
  prepares the audit committee report required by the rules of the SEC to be included in our annual proxy statement.

        Our independent auditors and other key committee advisors have regular contact with our Audit Committee. The Audit Committee reports on its actions, decisions and recommendations to our Board.

  Audit Committee Financial Experts

        Our Board of Directors has determined that two of the members of the Audit Committee are an "audit committee financial expert," as defined under the applicable rules of the SEC. These directors are Theodore Wright and John Bode. Each member of our Audit Committee satisfies the Nasdaq Stock Market independence standards and the independence standards of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended. Each member of our Audit Committee possesses the financial qualifications required of Audit Committee members set forth in the rules and regulations of the Nasdaq Stock Market and under the Securities Exchange Act of 1934, as amended.

  Audit Committee Meetings

        The Audit Committee met five times in fiscal 2013.

Governance/Nominating Committee

  Responsibilities

        The Governance/Nominating Committee acts pursuant to a written charter and is responsible for tasks relating to the adoption of corporate governance policies and procedures, the nomination of directors, and the oversight of the organization of Board committees. The charter, which is reviewed annually by the Committee, may be amended upon approval of the Board and was last amended on December 7, 2009. The Governance/Nominating Committee charter is available under Corporate Governance on the Investor Relations page of our website at www.titanmachinery.com.

        Our Governance/Nominating Committee makes recommendations to our Board of Directors regarding candidates for directorships and the size and composition of our Board of Directors and its committees. In addition, our Governance/Nominating Committee oversees our code of conduct and other governance policies and matters. The Governance/Nominating Committee reports on its actions, decisions and recommendations to our Board.

        The Governance/Nominating Committee will review director nominees proposed by stockholders. Stockholders may recommend a nominee to be considered by the Governance/Nominating Committee by submitting a written proposal to the Chairman of the Board of Directors at Titan Machinery Inc., 644 East Beaton Drive, West Fargo, North Dakota 58078. A consent signed by the proposed nominee agreeing to be considered as a director should accompany the written proposal. The proposal should include the name and address of the nominee, in addition to the qualifications and experience of said nominee. Please see the section below entitled "Stockholder Proposals" with regard to timing requirements for nominations made directly by a stockholder for consideration at an annual meeting of the stockholders.

        When selecting candidates for recommendation to the Board of Directors, the Governance/Nominating Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation. In evaluating director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, being familiar with our business and industry, having high moral character and mature judgment, and being able to work collegially with others. In addition, factors such as the following are also considered:

  •
  appropriate size and diversity of the Board;

  •
  needs of the Board with respect to particular talent and experience;

  •
  knowledge, skills and experience of nominee;

  •
  familiarity with domestic and international business affairs;

  •
  legal and regulatory requirements;

  •
  appreciation of the relationship of our business to the changing needs of society; and

  •
  desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by a new member.

        The Governance/Nominating Committee does not have a formal diversity policy at this time; however, as summarized above, the Governance/Nominating Committee seeks to nominate candidates with a diverse range of knowledge, experience, skills, expertise, and other qualities that will contribute to the overall effectiveness of the Board of Directors.

  Governance/Nominating Committee Meetings

        The Governance/Nominating Committee met four times in fiscal 2013.

Compensation Committee

  Responsibilities

        The Compensation Committee acts pursuant to a written charter. The Compensation Committee's charter may be amended by approval of the Board. The charter is reviewed annually by the Committee and was last amended on June 3, 2010. The Compensation Committee charter is available under Corporate Governance on the Investor Relations page of our website at www.titanmachinery.com.

        The primary duties and responsibilities of the Compensation Committee include the following:

  •
  develop and periodically review with management the Company's philosophy of compensation, taking into consideration enhancement of stockholder value and the fair and equitable compensation of all employees;

  •
  review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer and President, evaluate the performance of these officers in light of those goals and objectives and set the compensation of these officers based on such evaluations.

  •
  determine and approve equity grants made pursuant to the Company's equity incentive plans;

  •
  develop, recommend to the Board, review and administer senior management compensation policy and plans, including incentive plans, benefits and perquisites;

  •
  develop, recommend, review and administer compensation plans for members of the Board;

  •
  annually consider the relationship between the Company's strategic and operating plans and the various compensation plans for which the Committee is responsible;

  •
  periodically review with management, and advise the Board with respect to, employee deferred compensation plans;

  •
  periodically review with management and advise the Board with respect to employee benefits; and

  •
  review and discuss with management the Compensation Discussion and Analysis ("CD&A") required by the SEC. Based on such review and discussion, the Committee determines whether to recommend to the full Board that the CD&A be included in the annual report or proxy statement.

        In making its compensation decisions and recommendations, the Compensation Committee takes into account the recommendations of the Chief Executive Officer and the President. Other than giving their recommendations, the Chief Executive Officer and the President do not participate in the Compensation Committee's decisions regarding their own compensation. The Compensation Committee reports on its actions, decisions and recommendations to our Board. Our Compensation Committee provides input on compensation for our other officers and employees, but compensation levels for such officers and employees and the corporate goals and objectives relating to compensation are set by our Chief Executive Officer and President. Our Compensation Committee also administers the issuance of stock options, restricted stock awards, and other awards under our equity award plans.

  Compensation Committee Meetings

        The Compensation Committee met four times in fiscal 2013.

 EXECUTIVE COMPENSATION

Compensation Risk Assessment

        The Compensation Committee has conducted a risk assessment of our employee compensation programs, including our executive compensation programs, and has concluded that our employee compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and do not incent executives or other employees to take unnecessary or excessive risks. As a result, we believe that risks arising from our employee compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Compensation Discussion and Analysis

        In the following Compensation Discussion and Analysis, we describe the material elements of the compensation awarded to, earned by or paid to David J. Meyer, our Chairman and Chief Executive Officer, Peter Christianson, our President and Chief Operating Officer (and Chief Financial Officer through April 11, 2011), and Mark Kalvoda, our Chief Financial Officer. In this proxy statement, we refer to Messrs. Meyer, Christianson and Kalvoda as our "named executive officers."

Compensation Objectives and Philosophy

        We have designed our compensation programs to reward performance and to attract, retain and motivate employees at all levels. Our goal is to establish pay levels for our named executive officers that are competitive with comparable positions in our industry and in the regions in which we operate. We believe the following:

        There should be an appropriate relationship between executive compensation and our short-and long-term success, including creation of stockholder value.

        Our overall compensation philosophy is that rewards to executives should reflect and reinforce our Company-wide focus on financial management and bottom-line performance. We use annual cash incentives to motivate executives to achieve both short- and long-term interests. Incentives are available to executives under our management incentive program for annual achievement of company-wide quantitative financial goals. We also make periodic grants of restricted stock to our executives to promote both long-term executive retention and long-term stockholder interests, which grants are determined from time to time and may include time and performance-based components based on criteria established from time to time by our Compensation Committee. This approach increases the likelihood that we will experience sustained profitability and generate greater stockholder value over time.

        Our compensation program should be designed and implemented in a manner that will attract, retain and motivate executives of outstanding ability.

        We intend for the amount of compensation paid to each executive officer to reflect the officer's experience and individual performance and the performance of our Company, all measured in the context of our industry and location. Our objectives are to attract, retain and motivate executives of outstanding ability. In order to motivate each executive to achieve his potential, certain components of our total compensation package are dependent on corporate and individual performance and are therefore at risk. Generally, as an executive officer's responsibility and ability to impact our financial performance increases, the individual's performance-based compensation increases as a portion of his total compensation. Ultimately, executives with greater roles and responsibilities associated with achieving our performance targets should bear a greater proportion of the risk if those goals are not achieved and should receive a greater proportion of the reward if the goals are met or surpassed.

        Total compensation opportunities should be competitive within the industry and other comparable companies but also consistent with our conservative and prudent approach to executive compensation.

        Our overall compensation levels are targeted to attract the type of talent needed to achieve and maintain a leadership position in our industry, while still focusing on bottom-line conservatism and avoiding the appearance of extravagance or compensation based on entitlements. Our Compensation Committee examined compensation levels of comparable public companies to ensure that our executive officer compensation was comparable.

        Stockholders' views on our executive compensation should be given significant weight.

        We receive direct feedback from stockholders on our compensation programs through the advisory vote on the compensation paid to our named executive officers (commonly known as a "say-on-pay" vote), which we held for the second time at our 2012 Annual Meeting of Stockholders and will hold at each future annual meeting. At our 2012 Annual Meeting of Stockholders, the say-on-pay proposal received 96.5% approval, indicating strong stockholder support for our approach to executive compensation. Our Compensation Committee will continue to monitor stockholder views with respect to our executive compensation practices and take those views into account when making decisions regarding executive compensation.

Compensation Committee

        Our Compensation Committee oversees the design and administration of our executive compensation program according to the processes and procedures discussed in this proxy statement. To implement our compensation objectives and philosophy, our Board and Compensation Committee:

  •
  consider individual performance, competence and leadership when setting base compensation, but focus our incentive cash compensation program on Company-specific financial and business improvement goals to promote a cohesive, performance-focused culture among our executive team;

  •
  compare our compensation programs with the executive compensation policies, practices and levels at comparable companies in the regional markets and companies in our industry selected for comparison by our Compensation Committee, based upon size, complexity and growth profile; and

  •
  structure compensation among the executive officers so that our Chief Executive Officer and President, with their greater responsibilities for achieving performance and strategic objectives, bear a greater proportion of the risk and rewards associated with achieving those goals by receiving a relatively large percentage of their total compensation in the form of cash-based incentives.

Setting Executive Compensation

        The Compensation Committee selects the elements of executive compensation and determines the level of each element, the mix among the elements and total compensation based upon the objectives and philosophies set forth above, and by considering a number of factors, including:

  •
  each executive's position within our Company and the level of responsibility;

  •
  the skills and experiences required by an executive's position;

  •
  the executive's experience and qualifications;

  •
  the competitive environment for comparable executive talent having similar experience, skills and responsibilities;

  •
  Company performance compared to specific objectives;

  •
  individual performance measures;

  •
  the executive's current and historical compensation levels;

  •
  the executive's length of service to our Company;

  •
  compensation equity and consistency across all executive positions; and

  •
  the stock ownership of each executive.

        As a means of assessing the competitive market for executive talent, we review competitive compensation data gathered in comparative third-party surveys that we believe to be relevant, considering our size and industry. We also perform an informal review of compensation information regarding companies in our industry and/or in our geographic footprint. This comparative information is only one factor in the Compensation Committee's overall compensation decision-making process and is not used as a stand-alone benchmarking tool. Our Compensation Committee reviewed the comparative information to assist it in setting fiscal 2013 base salary and short-term cash incentive compensation for our executive officers. The Compensation Committee also used the comparative information when setting fiscal 2014 base salaries for our Chief Executive Officer and President. Our executive officer compensation falls within the bottom quartiles of compensation levels at comparable companies. Our relatively low executive compensation is balanced, in part, by the significant share holdings of Mr. Meyer and Mr. Christianson, each of whom has the potential to be rewarded by our growth and bears the risk of our failure to grow.

        Our compensation structure is designed so that our Chief Executive Officer and President evaluate the performance of each executive officer and work with the Compensation Committee to set the compensation for our executive officers after evaluating all information they deem relevant in implementing the principles for our compensation programs. Messrs. Meyer, Christianson and Kalvoda do not give recommendations regarding their own salary or performance.

        In setting executive officer compensation, we have not historically considered the tax implications under Sections 162(m) and 409A of the Internal Revenue Code or compensation expense charges under ASC 718, Compensation—Stock Compensation, but may implement consideration of such tax implications when making future compensation decisions.

        Section 162(m) of the Internal Revenue Code restricts the ability of publicly held companies to take a federal income tax deduction for compensation paid to certain of their executive officers to the extent that compensation exceeds $1 million per covered officer in any fiscal year. However, this limitation does not apply, among other things, to compensation that is performance-based. We anticipate that the non-performance-based compensation to be paid to certain of our executive officers for fiscal 2014 may exceed that limit. The proposed 2013 Equity Incentive Plan submitted for approval by the stockholders in Proposal 3 below includes provisions that would allow the Company to set performance-based compensation that may be considered exempt from this limitation.

        On October 22, 2004, the American Jobs Creation Act of 2004 became law, implementing Section 409A of the Internal Revenue Code and changing the tax rules applicable to non-qualified deferred compensation arrangements, including certain severance arrangements. We are taking steps to bring our non-qualified deferred compensation arrangements into good faith compliance with the statutory provisions as currently in effect.

Executive Compensation Components for Fiscal 2013

        The principal elements of our executive compensation program for fiscal 2013 were:

  •
  base salary;

  •
  annual cash incentive compensation;

  •
  stock-based compensation; and

  •
  certain limited perquisites and other benefits.

        In allocating compensation across these elements, the Compensation Committee does not follow any strict policy or guidelines. However, consistent with the general compensation objectives and philosophies outlined above, the Compensation Committee seeks to place a meaningful percentage of an executive's compensation at risk, subject to achievement of specific performance objectives and long-term equity value creation. In addition, the Compensation Committee generally places a greater proportion of total compensation at risk for our Chief Executive Officer and President, based on their greater responsibility for, and ability to influence, overall Company performance.

Base Salary

        Base salary provides executives with a fixed, regular, non-contingent earnings stream. As a component of total compensation, we generally set base salaries at levels believed to attract and retain an experienced management team in our market that will grow our Company and create stockholder value. We also attempt to reward individual performance and contributions to our overall business objectives without detracting from the executive officers' incentive to realize additional compensation through our performance-based compensation program. When setting base salary, we consider pre-tax profit levels, increases in market share, return on assets, inventory turns, process and system development goals, organic growth rate and growth through consolidation and acquisition, absorption, and interest-bearing new equipment inventory as a percentage of total new equipment inventory. The Compensation Committee reviews each executive officer's salary at the end of each fiscal year.

        We review performance for both our Company (based upon achievement of strategic initiatives) and each executive officer. As a result of the Compensation Committee's evaluation of these factors, the Compensation Committee may adjust base salaries to better align individual compensation with comparative market compensation, to provide merit-based increases based upon individual or Company achievement, or to account for changes in roles and responsibilities.

        The base salary amounts for our named executive officers for fiscal 2013 appear in the Summary Compensation Table on page 25. The base salaries for Mr. Meyer and Mr. Christianson were $400,000 and Mr. Kalvoda earned an annualized base salary of $255,000. Effective February 1, 2013, we increased the base salaries of Mr. Meyer and Mr. Christianson to $500,000.

Short-Term Incentive Compensation

        Short-term incentive compensation in the form of annual cash bonuses is a significant component of our compensation program. When setting bonus payouts for our named executive officers in fiscal 2013, our Compensation Committee established pre-determined quantitative goals based upon our pre-tax net income, total sales and return on assets. We define return on assets as our pre-tax net income (adjusted for short-term incentive compensation expense) divided by our monthly average total assets. The Compensation Committee set these goals at the beginning of the fiscal year and adjusted them during the fiscal year as we made acquisitions and new stores were incorporated into our Company. Under our 2013 Executive Bonus Plan, based upon their respective positions and levels of responsibility, Mr. Meyer and Mr. Christianson were each eligible for a cash bonus of up to 200% of their annual base salary, and Mr. Kalvoda was eligible for a cash bonus of up to 70% of his annual base salary. The plan provides that 40% of the eligible bonus was based upon achievement of the Company's pre-tax net income goal, 20% was based on achievement of the Company's total sales goal, 20% was based on the Company's return on assets goal and the remaining 20% of the eligible bonus was based on achievement of personal position-specific goals. If any goals are not achieved at the threshold level, then no bonus is payable for that goal. Personal position-specific goals are set by our Compensation Committee for Messrs. Meyer and Christianson, and set by Mr. Meyer and Mr. Christianson for Mr. Kalvoda. For Mr. Meyer and Mr. Christianson, the position-specific personal goals related to Company market share for its major product lines; some target goals were met and 23.9% of the maximum bonus was paid to each executive officer. For Mr. Kalvoda, some target goals on his position specific goals were achieved and 22.2% of the maximum bonus was paid. Bonuses are paid 100% in cash. The following table sets forth the pre-tax net income goals, the total sales goals and the return on assets goals established by the Compensation Committee and the percentage of the maximum bonus payable at each level:

  Pre-tax Net Income

Pre-tax Net Income Goal	% of Maximum Bonus Payable Attributable to Pre-Tax Net Income
$70,452,326	1%
$93,936,434	50%
$117,420,543	100%

        Based upon our actual pre-tax net income of $70,696,000, we paid each of our named executive officers 1.3% of the maximum cash bonus attributable to pre-tax net income for which he was eligible based on achievement of that goal.

  Total Sales

Total Sales Goal	% of Maximum Bonus Payable Attributable to Total Sales
$1,803,387,931	2.5%
$2,003,764,368	50%
$2,504,705,460	100%

        Based upon our actual total sales of $2,198,420,000, we paid each of our named executive officers 69.4% of the maximum cash bonus attributable to total sales for which he was eligible based on achievement of that goal.

  Return on Assets

Return on Assets Goal	% of Maximum Bonus Payable Attributable to Return on Assets
7.69%	2.78%
8.54%	50%
9.39%	100%

        Based upon our actual return on assets of 5.47%, we paid each of our named executive officers 0% of the maximum cash bonus attributable to return on assets for which he was eligible based on achievement of that goal.

Equity Incentive Awards

        We have not historically granted stock options as a meaningful component of our executive compensation program. All grants have been made pursuant to our Amended and Restated 2005 Equity Incentive Plan (the "2005 Plan"), which is administered by our Compensation Committee. Restricted stock awards made to employees under our plan typically vest over a three or six-year period. Consistent with our compensation philosophies related to performance-based compensation, long-term stockholder value creation and alignment of executive interests with those of stockholders, we may make future grants of long-term compensation in the form of stock options or restricted stock grants to our executive officers.

        For each fiscal year that they remain employed with the Company under the terms of their respective employment agreements, Mr. Meyer and Mr. Christianson will receive a restricted stock award in an amount determined by dividing their annual base salary in effect on the date of grant by the closing sale price of the Company's common stock on the date of grant. Mr. Kalvoda will receive a restricted stock award in an amount determined at the discretion of Mr. Meyer and Mr. Christianson, based on an evaluation of several performance-based metrics. In the future, restricted stock awards will be determined by our Compensation Committee from time to time and may include time and performance-based components based on time and performance-based criteria established from time to time by our Compensation Committee.

        On December 3, 2012, Mr. Meyer and Mr. Christianson were each granted a restricted stock award of 18,141 restricted shares. The risk of forfeiture for such restricted stock awards will terminate on the three-year anniversary of the date of grant. On June 1, 2012, Mr. Kalvoda received a restricted stock award in the amount of 1,687 restricted shares, which risk of forfeiture will terminate ratably on April 1 of each year from 2014 to 2018. In the future, we may from time to time make one-time grants to recognize promotion or consistent long-term contribution, or for specific incentive purposes. We may also make grants in connection with the hiring of new executives. The Compensation Committee will have the authority to administer any equity incentive plan under which we make equity or equity-based awards.

Perquisites and Other Benefits

        Consistent with our conservative compensation philosophy, we offer only limited perquisites to our executive officers. We provide each of Messrs. Meyer and Christianson with an automobile. We provide each of Messrs. Meyer, Christianson and Kalvoda with a cellular phone and cellular phone service. All of our executive officers are eligible for the same insurance, vacation, 401(k) Company match and other benefits at the same levels provided to all of our full-time employees.

Employment Agreements

        On November 16, 2007, we entered into employment agreements with David Meyer to serve as our Chief Executive Officer and Peter Christianson to serve as our President and Chief Financial Officer (now Chief Operating Officer), which employment agreements were amended and restated on October 1, 2010 and March 6, 2013. Each amended and restated employment agreement has an initial term that commenced on February 1, 2013, and expires on January 31, 2016, with automatic one-year extensions of the termination date with each anniversary of the commencement date, subject to earlier termination, as described below. Pursuant to the agreements, Messrs. Meyer and Christianson are each paid a base salary of $500,000 per year, subject to annual review and adjustment by our Compensation Committee. Messrs. Meyer and Christianson are also eligible for an incentive bonus of up to 200% of their base salary pursuant to terms, conditions and annual objectives established by our Compensation Committee. Each agreement also provides for yearly grants of restricted stock, as further provided above under "Equity Incentive Awards." Messrs. Meyer and Christianson are eligible to participate in any employee benefit plans and programs generally available to our other executive officers.

        The amended and restated employment agreements with Messrs. Meyer and Christianson each contain a restrictive covenant prohibiting them from owning, operating or being employed by competing agricultural or construction equipment stores during their employment with us and for 24 months following termination of their employment with us. Each agreement is terminable by either us or Messrs. Meyer and Christianson at any time upon 60 days written notice for any reason, or immediately by us for cause. If Messrs. Meyer or Christianson are terminated by us without cause prior to the expiration of the term or if they resign for good reason, we are obligated to pay severance in an amount equal to two times the sum of the annual base salary then in effect, which would be $1,000,000 based on the sum of two times the annual base salary currently in effect, plus the annual incentive bonus last paid prior to the termination. These severance payments would be made in 24 equal monthly installments. If such termination occurs we would also be required to allow Mr. Meyer or Mr. Christianson to continue to participate in our group medical and dental plans at our expense for a period of 24 months. In order to receive the severance and continued benefits, each officer would be required to sign a release of claims against us, fulfill his non-competition obligations, cooperate with transitioning his duties and execute a non-disparagement agreement with us. We arrived at these terms based on the advice and experience of our advisors and directors, including their knowledge of practices and agreements at public companies.

Conclusion

        We have concluded that the base salary, annual bonus and long-term incentives for each of the named executive officers, as well as the total compensation received by those named executive officers, in fiscal 2013 are reasonable and appropriate in light of our goals and competitive requirements. The amounts are in the best interests of the Company and its stockholders because they enable us to attract, retain, motivate and fairly reward talent and further the philosophies of ensuring the accomplishment of our financial objectives and aligning the interests of management with those of long-term stockholders.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management, and management has represented to the Compensation Committee that the Compensation Discussion and Analysis is accurate. Based on this review and discussion with management, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement and in our Annual Report on Form 10-K for the fiscal year ended January 31, 2013.

Members of the Compensation Committee Stanley Dardis (Chair) James Irwin Theodore Wright

Compensation Committee Interlocks and Insider Participation

        During fiscal 2013, our Compensation Committee consisted of Gordon Paul Anderson, who was Chair of the committee until his retirement from the Board on June 1, 2012, Stanley Dardis, who joined the committee as Chair following Dr. Anderson's retirement, and James Irwin and Theodore Wright. None of fiscal 2013 Compensation Committee members has or had any related party transaction relationship with our Company of a type that is required to be disclosed under Item 404 of Regulation S-K. None of our executive officers has served as a member of the Board of Directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during fiscal 2013.

        Our non-employee directors receive cash and restricted stock grants as compensation for their services as directors pursuant to our Non-Employee Director Compensation Plan. Our employee directors do not receive additional compensation for their services as directors. All of our directors are reimbursed for their reasonable expenses in attending Board and committee meetings.

Stock Ownership/Retention Guidelines and Other Policies

        Our insider trading policy prohibits the trading of our securities on a short-term basis and requires that any Company stock purchased in the open market be held for a minimum of six months. This policy also states that employees should not "margin" or "sell short" Company stock, or buy or sell put or call options on Company stock.

        Although we do not have any stock retention or ownership guidelines for our officers, our Board of Directors and Compensation Committee intend to continue to encourage our executives to continue to have a financial stake in our Company in order to align the interests of our stockholders and management. We will continue to evaluate whether to implement a stock ownership policy for our officers.

Summary Compensation Table

        The table below sets forth certain information regarding compensation paid during the last three fiscal years to the Company's named executive officers.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
David Meyer	2013	400,000	400,009	191,515	7,820	999,344
Chairman and Chief	2012	330,000	329,984	584,923	9,002	1,253,909
Executive Officer	2011	275,000	275,006	459,395	7,350	1,016,751
Peter Christianson	2013	400,000	400,009	191,515	9,938	1,001,462
President and Chief	2012	330,000	329,984	584,923	9,925	1,254,832
Operating Officer	2011	275,000	275,006	459,395	7,350	1,016,751
Mark Kalvoda	2013	247,500	49,986	39,648	7,313	344,447
Chief Financial Officer	2012	219,452	49,991	138,462	7,152	415,057

(1)
Amounts shown are not reduced to reflect the named executive officers' elections, if any, to contribute portions of their salaries to 401(k) plans.

(2)
Amounts represent the grant date fair value of awards made in fiscal 2013, fiscal 2012 and fiscal 2011, respectively. The assumptions used to determine the valuation of the awards are further discussed in Note 14 to our financial statements in our Annual Report on Form 10-K for the fiscal year ended January 31, 2013. See the Grants of Plan-Based Awards table for further information regarding the awards granted in fiscal 2013 and the Outstanding Equity Awards at January 31, 2013 table for information regarding all outstanding awards.

Grants of Plan-Based Awards for Fiscal 2013

        The following table sets forth certain information regarding grants of plan-based awards to our named executive officers in fiscal 2013:

					All Other Stock Awards: Number of Shares of Stock(#)		Grant Date Fair Value of Stock and Option Awards ($)(2)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards($)(1)
Name	Grant Date	Threshold	Target	Maximum
David Meyer	12/3/2012	12,195	400,000	800,000	18,141	(3)	400,009
Peter Christianson	12/3/2012	12,195	400,000	800,000	18,141	(3)	400,009
Mark Kalvoda	6/1/2012	3,435	89,250	178,500	1,687	(4)	49,986

(1)
Actual amounts earned by the named executive officers for fiscal 2013 are reported in the Summary Compensation Table on page 25 under the column entitled "Non-Equity Incentive Plan Compensation."

(2)
This amount represents the grant date fair value of the restricted stock award determined in accordance with ASC 718.

(3)
Mr. Meyer and Mr. Christianson were each granted a restricted stock award of 18,141 restricted shares. The risk of forfeiture for such restricted stock awards will terminate on the three-year anniversary of the date of grant.

(4)
Mr. Kalvoda received a restricted stock award in the amount of 1,687 restricted shares, which risk of forfeiture will terminate ratably on April 1 of each year from 2014 to 2018.

Outstanding Equity Awards at January 31, 2013

        The following table sets forth certain information regarding equity awards granted to our named executive officers outstanding as of January 31, 2013:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
David Meyer	53,000	—	—	8.50	12/6/17	47,481	1,372,676
Peter Christianson	53,000	—	—	8.50	12/6/17	47,481	1,372,676
Mark Kalvoda	5,000	1,666	—	8.50	12/5/17	6,830	197,455
	6,668	3,332	—	22.21	9/22/18

(1)
The amounts reflect the value based on the closing price of our common stock on January 31, 2013 of $28.91.

Option Exercises and Stock Vested for Fiscal 2013

        On April 1, 2012 and September 1, 2012, the risk of forfeiture lapsed as to 847 and 333 shares, respectively, of restricted stock formerly granted to and currently held by Mr. Kalvoda and he received an aggregate dollar value of $23,885 and $7,676, respectively, on such dates that the risks of forfeiture lapsed. On January 11, 2013, Mark Kalvoda exercised a stock option to purchase 3,334 shares at $8.50 per share. The aggregate dollar value of the options exercised was $64,313.

Potential Payments upon Termination or Change-in-Control

        SEC regulations state that we must disclose information in this proxy statement regarding agreements, plans or arrangements that provide for payments or benefits to our executive officers in connection with any termination of employment or change in control of the Company. As provided under "Compensation Discussion and Analysis—Employment Agreements," we are party to amended and restated employment agreements with Mr. Meyer and Mr. Christianson, which provide that if Messrs. Meyer or Christianson are terminated by us without cause prior to the expiration of the term or if they resign for good reason, we are obligated to pay severance in an amount equal to two times the sum of his annual base salary plus the annual incentive bonus last paid prior to the termination, and are also required to allow Mr. Meyer or Mr. Christianson to continue to participate in our group medical and dental plans at our expense for a period of 24 months. If such termination occurred on January 31, 2013, Mr. Meyer and Mr. Christianson would have each been entitled to a severance payment of $800,000 in base salary and $584,923 in annual incentive bonus.

Equity Compensation Plan Information

        The following table provides information regarding our equity compensation plans as of January 31, 2013:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	385,901	$11.64	429,478
Equity compensation plans not approved by security holders	—	—	—
Total	385,901	$11.64	429,478

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(PROPOSAL 2)

        During our 2011 Annual Meeting of Stockholders, our stockholders cast an advisory vote on how frequently to conduct a stockholder advisory vote on the compensation of our named executive officers (commonly referred to as a "say-on-pay" vote). Consistent with the Board recommendation and stockholder vote in favor of holding a say-on-pay vote annually, the Board has determined that the Company will conduct the say-on-pay vote at each annual meeting. The Company will next conduct a stockholder advisory vote on how often to conduct a say-on-pay vote no later than its 2017 Annual Meeting.

SAY-ON-PAY PROPOSAL

        Our Compensation Committee has described our compensation philosophy in the Compensation Discussion and Analysis contained in this proxy statement. Stockholders are urged to read the Compensation Discussion and Analysis which also discusses how our compensation policies and procedures implement our compensation philosophy, as well as the "Summary Compensation Table" and other related tables and narrative disclosure which describe the compensation of our Chief Executive Officer, our President and Chief Operating Officer and our Chief Financial Officer in fiscal 2013 set forth under "Executive Compensation" above. The Compensation Committee and the Board believe the policies and procedures articulated in the Compensation Discussion and Analysis are effective in implementing our compensation philosophy and in achieving our goals and that the compensation of our named executive officers in fiscal 2013 reflects and supports these compensation policies and procedures.

        Stockholders are being asked to vote on the following resolution:

    RESOLVED, the stockholders of Titan Machinery Inc. approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and related disclosures contained in the section of the proxy statement for the 2013 Annual Meeting of Stockholders captioned 'Executive Compensation'."

        This advisory vote on executive compensation, commonly referred to as a "say-on-pay" advisory vote, is not binding on our Board. However, the Board and Compensation Committee will take into account the result of the vote when determining future executive compensation arrangements.

VOTE REQUIRED

        The Board recommends that you vote "FOR" the adoption of the resolution set forth in this Proposal 2. Under applicable Delaware law, this proposal requires the affirmative vote of a majority of the shares present and entitled to vote.

2013 EQUITY INCENTIVE PLAN
(PROPOSAL 3)

Background

        The Company is asking its shareholders to approve the Company's 2013 Equity Incentive Plan (the "2013 Plan") under which 2,000,000 shares of the Company's Common Stock will be reserved for issuance. The Board has approved the 2013 Plan, subject to approval from stockholders at the Annual Meeting. Our named executive officers have an interest in this proposal.

        The Company designed the 2013 Plan to facilitate the continued use of incentive and nonqualified stock option and restricted stock awards, which are currently provided for under the Company's 2005 Equity Incentive Plan (the "2005 Plan"), and to permit the use of other types of awards. The 2013 Plan will replace the 2005 Plan. Consequently, the 2013 Plan will permit awards of both incentive and nonqualified stock options and restricted stock awards, as well as awards of restricted stock units, performance shares, performance units and stock appreciation rights (collectively referred to as an "Award" or "Awards").

        The Board of Directors intends that all future awards will be granted under the 2013 Plan. Therefore, if the stockholders approve the 2013 Plan, no further awards will be granted under the 2005 Plan; however, any awards outstanding under these plans will remain subject to their terms and conditions. In addition, any shares reserved for the 2005 Plan not currently subject to outstanding awards or not issued upon the exercise of such awards will not be used for the grant of any future awards. The 2005 Plan currently has 614,479 shares reserved for options and restricted stock currently outstanding and 429,478 shares available for grant. If the shareholders do not approve the 2013 Plan, future stock options and restricted stock awards will continue to be granted under the 2005 Plan, which expires by its terms in 2015.

Description of Plan

        A general description of the 2013 Plan is set forth below, but this description is qualified in its entirety by reference to the full text of the 2013 Plan, a copy of which is attached as Appendix A to this proxy statement.

        Purpose.    The purpose of the 2013 Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentives to officers, directors, employees, consultants and advisors upon whose efforts the success of the Company will depend to a large degree.

        Administration.    The 2013 Plan is administered by the Board of Directors or a committee appointed by the Board (the "Administrator"). Any committee appointed by the Board to administer the 2013 Plan shall consist of at least two non-employee directors (as defined in Rule 16b-3, or any successor provision, of the General Rules and Regulations under the Securities Exchange Act of 1934). Currently, the Board has appointed the Compensation Committee (the "Committee") to administer the 2013 Plan.

        The 2013 Plan gives broad powers to the Administrator to administer and interpret the 2013 Plan, including the authority: (i) to establish rules for the administration of the 2013 Plan; (ii) to select the individuals to be granted Awards ("Participants"); and (iii) to prescribe the particular form and conditions of each Award granted.

        Term.    Incentive stock options may be granted under the 2013 Plan for a period of 10 years from the date of adoption of the 2013 Plan by the Board. Other Awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Administrator.

        Eligibility.    All officers, directors, employees, consultants and advisors of the Company or any affiliate are eligible to receive Awards pursuant to the 2013 Plan. As of April 5, 2013, the Company and its subsidiaries had approximately 2,500 full-time employees (including the named executive officers) and six non-employee directors.

        Shares Available.    The maximum aggregate number of shares of Common Stock reserved and available for Awards to Participants is 2,000,000. If any Awards granted under the 2013 Plan expire or terminate prior to exercise or otherwise lapse, or if any Awards are settled in cash, the shares subject to such portion of the Award are available for subsequent grants of Awards and do not count toward the share limits. Further, shares of stock used to pay the exercise price under any Award or used to satisfy any tax withholding obligation attributable to any Award, whether withheld by the Company or tendered by the Participant, will continue to be reserved and available for Awards granted under the 2013 Plan.

        The total number of shares and the exercise price per share of Common Stock that may be issued pursuant to outstanding Awards are subject to adjustment by the Board upon the occurrence of a stock dividend, stock split, consolidation, or a similar event in which the Company receives no consideration. The Board may also provide for the protection of Participants in the event of a merger, liquidation, reorganization, divestiture (including a spin-off) or similar transaction.

        Change of Control.    Unless otherwise provided in an award agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a "transaction"), the Board may provide for one or more of the following:

  (a)
  the equitable acceleration of the exercisability of any outstanding options and the lapsing of the risks of forfeiture on any restricted stock awards;

  (b)
  the complete termination of the 2013 Plan, the cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give participants a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction), and the cancellation of any restricted stock awards for which the risks of forfeiture have not lapsed;

  (c)
  that participants holding outstanding stock options shall receive, with respect to each share of stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the fair market value of such stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such participants shares of common stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the equivalent cash payment;

  (d)
  that participants holding outstanding restricted stock awards shall receive, with respect to each share of stock subject to such awards, as of the effective date of any such transaction, cash in an amount equal to the fair market value of such stock on the date immediately preceding the effective date of such transaction; provided that the Board may, in lieu of such cash payment, distribute to such participants shares of common stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the equivalent cash payment;

  (e)
  the continuance of the 2013 Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to participants holding such options the right to exercise their respective options as to an economically equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction; and

  (f)
  the continuance of the 2013 Plan with respect to restricted stock awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and provide to participants holding such awards the right to receive an economically equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

        Amendment.    The Board may from time to time suspend or discontinue the 2013 Plan or revise or amend it in any respect; provided, however, that no such revision or amendment may impair the terms and conditions of any outstanding Award to the material detriment of the Participant without the consent of the Participant except as authorized in the event of merger, consolidation or liquidation of the Company. Further, the 2013 Plan may not, without any required approval of the shareholders, be amended in any manner that will (a) materially increase the number of shares subject to the 2013 Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events; (b) change the designation of the class of employees eligible to receive Awards; (c) decrease the price at which options will be granted; (d) materially increase the benefits accruing to Participants under the 2013 Plan; or (e) cause incentive stock options to fail to meet the requirements of Code Section 422.

Types of Awards Available Under the Plan

        Options.    Options granted under the 2013 Plan may be either "incentive" stock options within the meaning of Section 422 of the Internal Revenue Code (the "Code") or "nonqualified" stock options that do not qualify for special tax treatment of Code Section 422.

        When an option is granted under the 2013 Plan, the Administrator, in its discretion, specifies the option price and the number of shares of Common Stock which may be purchased upon exercise of the option. However, the exercise price of an incentive stock option may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant, or 110% of the fair market value of the Company's Common Stock on the date of grant if granted to a 10% or greater Company shareholder. The exercise price of a nonqualified stock option also may not be less than the fair market value of the Company's Common Stock on the date of grant, unless otherwise determined by the Administrator. The closing sale price of the Company's Common Stock as reported by Nasdaq on April 12, 2013 was $ 21.89 per share.

        The Administrator will establish the term during which the option may be exercised and whether the option will be exercisable immediately, in stages or otherwise; provided, however, that the term of an incentive stock option generally may not exceed ten years from the date of grant. Moreover, the Administrator may also determine the effect that the termination of a Participant's relationship with the Company may have on the exercisability of an option. Each incentive or nonqualified stock option granted under the 2013 Plan is generally nontransferable during the lifetime of the Participant; however, a nonqualified stock option may, if permitted by the Administrator, be transferred to certain family members, family limited partnerships and family trusts.

        The methods of exercising an option under the 2013 Plan are set forth in the 2013 Plan itself. Generally, options are subject to vesting during a period of at least one year following the date of grant.

        In no event may a Participant be granted stock options or stock appreciation rights covering in the aggregate more than 1,000,000 shares of Common Stock, subject to adjustment as described above; provided, however, that a share of stock subject to a stock appreciation right that is granted in tandem with an option shall count as one share against this limitation.

        Restricted Stock Awards and Restricted Stock Unit Awards.    The 2013 Plan also permits awards of restricted stock and restricted stock units. The Administrator will determine the number of shares covered by each restricted stock and restricted stock unit award granted under the 2013 Plan, and may also, in its discretion, establish continued employment, achievement of performance criteria, or other conditions that must be satisfied for the risks of forfeiture on restricted stock and restricted stock units to lapse. A restricted stock award or restricted stock unit award may not be transferred by a Participant until the risks of forfeiture have lapsed. Restricted stock units may be paid in cash or in shares of the Company's Common Stock, or any combination thereof, in the Administrator's discretion.

        In no event shall a Participant be granted restricted stock awards, or, to the extent payable in or measured by the value of shares of Common Stock, restricted stock unit awards during any fiscal year of the Company covering in the aggregate more than 1,000,000 shares of Common Stock, subject to adjustment as described above.

        The Administrator may also grant restricted stock awards in which shares of common stock are not issued to a participant until specified conditions, such as continued service of the participant or performance criteria, are met. During this vesting period, the participant would not have the right to vote or receive dividends on such shares.

        Performance Share Awards and Performance Unit Awards.    The Administrator is also authorized to grant performance share and performance unit awards under the 2013 Plan. Performance share awards generally provide the Participant with the opportunity to receive shares of the Company's Common Stock and performance units generally provide recipients with the opportunity to receive cash awards, but only if certain performance criteria are achieved over specified performance periods. A performance share award or performance unit award may not be transferred by a Participant except by will or the laws of descent and distribution. To the extent payable in or measured by the value of shares of Common Stock, in no event shall a Participant be granted performance awards during any fiscal year of the Company covering in the aggregate more than 1,00,000 shares of Common Stock.

        Stock Appreciation Rights.    The 2013 Plan permits awards of stock appreciation rights, which may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Administrator. The Administrator will determine the term of the stock appreciation right and how it will become exercisable. Generally, upon the exercise of a stock appreciation right, the Participant will receive cash, shares of Common Stock, or some combination thereof, having a value equal to the excess of (i) the fair market value of a specified number of shares of the Company's Common Stock, over (ii) a specified exercise price. If the stock appreciation right is granted in tandem with a stock option, the exercise of the stock appreciation right will generally cancel a corresponding portion of the option, and, conversely, the exercise of the stock option will cancel a corresponding portion of the stock appreciation right. A stock appreciation right may not be transferred by a Participant except by will or the laws of descent and distribution. In no event shall a Participant be granted options or stock appreciation rights during any fiscal year of the Company covering in the aggregate more than 1,000,000 shares of Common Stock, subject to adjustment as provided above; provided, however, that a share of stock subject to stock appreciation right that is granted in tandem with an option shall count as one share against this limitation.

Federal Income Tax Consequences of the Plan

        The following general tax discussion is intended for the information of our stockholders considering how to vote with respect to this proposal, and not as tax guidance to participants in the 2013 Plan. We strongly urge participants to consult their own tax advisors regarding the federal, state, local, foreign, and other tax consequences of participating in the 2013 Plan.

        Options.    Nonqualified stock options granted under the 2013 Plan are not intended to and do not qualify for favorable tax treatment available to incentive stock options under Code Section 422. Generally, no income is taxable to the Participant (and the Company is not entitled to any deduction) upon the grant of a nonqualified stock option. When a nonqualified stock option is exercised, the Participant generally must recognize compensation taxable as ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company normally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary income and must comply with applicable tax withholding requirements.

        Incentive stock options granted under the 2013 Plan are intended to qualify for favorable tax treatment to the Participant under Code Section 422. Under Code Section 422, no taxable income is reportable by the Participant when the incentive stock option is granted. Moreover, if the Participant has been an employee of the Company at all times from the date of grant until three months before the exercise date, the Participant generally will recognize no taxable income when the incentive stock option is exercised. The alternative minimum tax may be applicable in the year of exercise, however, depending upon the Participant's individual circumstances. If the Participant does not dispose of shares acquired upon exercise for a period of two years from the grant date and one year after the exercise date, the Participant will report any gain upon sale of the shares as capital gain. However, if the Participant disposes of the shares prior to expiration of the two- or one-year holding periods described above, the Participant will be deemed to have received compensation taxable as ordinary income in the year of the early sale in an amount equal to the lesser of the difference between the fair market value of the Company's Common Stock on the date of exercise (or the sale price, if less) and the exercise price of the shares.

        The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option, but may be entitled to an income tax deduction in an amount equal to the ordinary income recognized by the Participant in the event of an early sale of shares.

        Restricted Stock Awards.    Generally, no income is taxable to the Participant in the year a restricted stock award is granted. Instead, the Participant will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the transfer restrictions lapse. Alternatively, if the Participant makes a "Section 83(b) Election," the Participant will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date the restricted stock award is granted. Unless limited by Code Section 162(m), as discussed below, the Company generally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

        Restricted Stock Unit Awards.    A Participant will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or cash received in the year that the restricted stock units vest. Unless limited by Code Section 162(m), as discussed below, the Company generally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

        Performance Share and Performance Unit Awards.    A Participant will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or the cash received, as the case may be, in the year that the Participant receives payment. Unless limited by Code

Section 162(m), as discussed below, the Company generally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

        Stock Appreciation Rights.    Generally, a Participant will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or the cash received in the year that the stock appreciation right is exercised. Unless limited by Code Section 162(m), as discussed below, the Company generally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Section 162(m) of the Code

        Special rules limit the deductibility of compensation paid to the Company's Chief Executive Officer and to each of the Company's three other most highly compensated executive officers (excluding the Chief Financial Officer). Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 for performance-based compensation if the conditions of Section 162(m) are met. These conditions include (i) obtaining shareholder approval of the Plan; (ii) placing limits on the size of Awards an individual can receive; and (iii) establishing performance criteria that must be met before the Award will vest or be paid. The Plan has been designed to permit the Plan Administrator to grant certain awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such awards.

        For purposes of the 2013 Plan, the performance criteria that must be met before an Award will vest or be paid may be any one or more of the following performance criteria, or derivations of such performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Committee: (i) Net income measures (including but not limited to earnings, net earnings, operating earnings, earnings before taxes, EBIT (earnings before interest and taxes), EBITA (earnings before interest, taxes, and amortization), EBITDA (earnings before interest, taxes, depreciation, and amortization), EBITDAR (earnings before interest, taxes, depreciation, amortization and rent) and earnings per share); (ii) Stock price measures (including but not limited to growth measures and total stockholder return (stock price plus reinvested dividends) relative to a defined comparison group or target and price-earnings multiples); (iii) Cash flow measures (including but not limited to net cash flow, net cash flow before financing activities, economic value added (or equivalent metric), debt reduction, debt to equity ratio, or establishment or material modification of a credit facility); (iv) Return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors' capital and return on average equity); (v) Operating measures (including but not limited to operating income, cash from operations, after-tax operating income, sales volumes, same store sales, production volumes, credit portfolio delinquency rate, credit portfolio net charge-off rate, inventory, gross margins and production efficiency); (vi) Expense measures (including but not limited to overhead cost and general and administrative expense); (vii) Asset measures (including but not limited to a specified target, or target growth in sales, stores or credit portfolio, market capitalization or market value, proceeds from dispositions, strategic acquisitions, or raising capital); (viii) Relative performance measures (including but not limited to relative performance to a comparison group or index designated by the Committee and market share); or (ix) Corporate values measures (including but not limited to ethics, customer satisfaction, legal, enterprise risk management, regulatory, and safety), in all cases including, if selected by the Administrator, threshold, target and maximum levels. The performance goal applicable to an Award will be selected by the Committee and established not later than 90 days after the commencement of the period of service to which the performance goal relates, and while the outcome is substantially uncertain; provided, however, that no performance goal shall be established after 25% of the period of service has elapsed. The Committee shall certify the extent to which any performance goal has been satisfied, and the amount payable as a result thereof, prior to the payment, settlement or vesting of any Award that is intended to satisfy the requirements of Code Section 162(m). In determining the amounts earned by a Participant pursuant to such an Award, the Committee, in its discretion, will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance on a formula or discretionary basis, or any combination thereof.

        By approving the 2013 Plan, shareholders will be approving, among other things, the eligibility requirements for participation by employees in the 2013 Plan; the performance criteria on which specific goals applicable to certain Awards would be based; and the limits on the number of shares which may be awarded to Participants under the 2013 Plan.

Awards to be Granted

        Awards under the 2013 Plan are subject to the Administrator's discretion, and, therefore, future grants of Awards and the number of Awards that a Participant may receive cannot be determined at this time. As of April 5, 2013, no Awards have been granted under the 2013 Plan.

VOTE REQUIRED

        The Board recommends that you vote "FOR" the amendment of the 2013 Plan set forth in this Proposal 3. Under applicable Delaware law, this proposal requires the affirmative vote of a majority of the shares present and entitled to vote.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Transactions with Related Persons

        Our Audit Committee charter requires our Audit Committee to review and approve or ratify any "related party transaction" of the type required to be disclosed by Item 404 of Regulation S-K. "Related persons" include directors and executive officers or their immediate family members, and shareholders beneficially owning more than 5% of our common stock. The policy covers all transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships) in which the Company or any of its subsidiaries was, is or will be a participant, in which the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. All of our directors, officers and employees are required to report to our Audit Committee any related party transactions (as defined by applicable rules and regulations of the SEC and the Nasdaq Stock Market) prior to its completion.

        All related person transactions are reviewed and may be approved or ratified by the Audit Committee. The Audit Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person's interest in the transaction. The Audit Committee may impose such conditions as it deems necessary and appropriate on the Company or the related person in connection with the transaction. In the case of a transaction presented to the Audit Committee for ratification, the Audit Committee may ratify the transaction or determine whether rescission of the transaction is appropriate.

Certain Transactions

        Described below are transactions and series of similar transactions that have occurred during fiscal 2013 to which we were a party or are a party in which:

  •
  the amounts involved exceeded or will exceed $120,000; and

  •
  a director, executive officer, beneficial owner of more than five percent of any class of our voting securities or any member of their immediate family had or will have a direct or indirect material interest.

  Real Estate Lease Agreements

        As of January 31, 2013, we leased real estate for 48 of our 120 stores from Dealer Sites, LLC, ("Dealer Sites") an entity in which a minority position was owned by an entity affiliated with David Meyer, our Chairman and Chief Executive Officer, an entity affiliated with Tony Christianson, one of our directors, and Peter Christianson, our President and Chief Operating Officer, and certain of their immediate family members (collectively the "Related Persons"). The collective equity ownership of the Related Persons in Dealer Sites was approximately 30% during the first 11 months of fiscal 2013. Effective December 31, 2012, the collective ownership of the Related Persons was reduced to approximately 9%, due to a purchase and sale of equity interests between certain of the Related Persons and other unaffiliated owners of Dealer Sites. The Company also entered into sale-leaseback agreements with Dealer Sites from which the Company received $1.3 million for the year ended January 31, 2013.

        We also lease one dealership site from C.I. Farm Power Inc., an entity owned by Mr. Peter Christianson.

        The table below states for fiscal 2013 through the end of the respective lease terms, the aggregate amount of all periodic minimum lease payments or installments made or due, including any required or optional payments due at the conclusion of the respective leases, are as follows:

Lessor	Period	Aggregate Payments Made or Due
Dealer Sites, LLC	Fiscal 2013	$6,899,000
	Fiscal 2014, through January 2028	$103,047,000
C.I. Farm Power, Inc.	Fiscal 2013	$144,000
	Fiscal 2014, through July 2013	$72,000

        We believe the terms of the leases to be commercially reasonable, and are not any less favorable to us than could be obtained in an arm's length transaction with an unrelated party.

  Immediate Family Members are Employees of the Company

        During fiscal 2013, Ted Christianson served as our Vice President, Finance and Treasurer and received total cash compensation of approximately $333,000 and a restricted stock award of 1,012 shares of our common stock, with a grant-date fair value of $29,986. Ted Christianson is the brother of Peter Christianson, our President and Chief Operating Officer, and of Tony Christianson, a member of our Board of Directors.

        During fiscal 2013, Sam Christianson, the son of Peter Christianson, was an employee of the Company and received total cash compensation of approximately $190,000 pursuant to a standard commission-based plan of compensation that is subject to annual variation.

        Both of the above identified employees participated in employee benefits plans and programs available to our other full time employees.

  Construction Management Services

        C.I. Construction, LLC, ("CI") performs construction management services for certain of the Company's new store construction projects, shop additions, and existing facilities remodel projects. CI is owned by Rob Thompson, who is the brother-in-law of Tony Christianson, a member of our Board of Directors, and Peter Christianson, a member of our Board of Directors and our President and Chief Operating Officer. CI is responsible for developing designs/specifications, drawings, bid packages, advising on the selection of suppliers and contractors, and overseeing the construction process. CI is also an authorized reseller of certain building materials that the Company generally incorporates into its new construction and certain remodeling projects.

        CI receives a fee equal to 4.5% of the construction costs, excluding expenditures for certain fixtures and fixed assets that the Company originates. CI is also reimbursed for the labor costs of CI's site supervisors and on-site staff, and utilities, equipment rental, travel, and other direct costs incurred by CI in performing the services. CI also receives payment as a reseller of certain building materials used in its construction projects.

        During fiscal 2013, CI received an aggregate amount of $6.7 million in direct or indirect payments from the Company for the above construction-related services and product resales, as well as reimbursement for other construction-related costs. We do not believe the terms of any of the transactions and agreements described above are any less favorable to us than could be obtained in an arm's length transaction with an unrelated party.

  Consulting Agreement

        During fiscal 2013, Cherry Tree Companies, LLC, an entity controlled by Tony Christianson, a member of our Board of Directors, received aggregate compensation of $173,000, consisting of a one-time payment of $113,000 pursuant to compensation paid to the underwriters in our April 2012 convertible note offering and a $5,000 per month payment for consulting services rendered to the Company. We do not believe the terms of our consulting or underwriter compensation arrangements with Cherry Tree Companies, LLC were any less favorable to us than could be obtained in an arm's length transaction with an unrelated party.

AUDIT COMMITTEE REPORT

        In accordance with its written charter adopted by the Board of Directors, as amended, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee charter is available on the investor relations page of our website at www.titanmachinery.com, and may be amended by approval of the Board. The charter is reviewed annually by the Committee and was last amended on September 2, 2010. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

  (1)
  reviewed and discussed the audited financial statements with management and the independent auditors;

  (2)
  discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

  (3)
  received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2013, as filed with the Securities and Exchange Commission.

Members of the Audit Committee: John Bode (Chair) James Williams Theodore Wright

FEES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General Information

        Eide Bailly LLP has acted as the Company's Independent Registered Public Accounting Firm for the fiscal years ended and January 31, 2013 and January 31, 2012.

Audit Fees

        The following fees were billed by Eide Bailly LLP for fiscal years 2013 and 2012:

	Fiscal 2013	Fiscal 2012
Audit Fees	$233,376	$145,305
Audit-Related Fees	31,000	27,410
Tax Fees	0	4,115
All Other Fees	0	750

Total	$264,376	$177,580

        Audit fees are for professional services rendered for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-Q filings or services that are normally provided by the Independent Registered Public Accounting Firm in connection with regulatory filings with the Securities and Exchange Commission.

        Audit-related fees are primarily for the assurance and related services performed by Eide Bailly LLP that are reasonably related to the performance of the audit or review of the Company's financial statements. For fiscal 2013 and fiscal 2012, this primarily consisted of the audit of employee benefit plans, services related to the Company's senior convertible debt offering, and services related to the Company's public offering of common stock.

        Tax fees are services provided in connection with tax compliance, tax advice, tax planning, and IRS audit assistance. For fiscal 2012, this consisted primarily of compliance related matters and tax advisory services.

        All other fees are primarily for fees associated with our employees attending personnel development training programs sponsored by Eide Bailly LLP and services related to compilation of salary data.

        Pursuant to its written charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for the Company by its Independent Registered Public Accounting Firm or any other auditing or accounting firm.

        During fiscal 2013, the Audit Committee approved all audit and non-audit services provided to the Company by Eide Bailly LLP prior to management engaging Eide Bailly LLP for that purpose. The Committee's current practice is to consider for pre-approval annually all audit and non-audit services proposed to be provided by the Independent Registered Public Accounting Firm.

OTHER BUSINESS

        Management knows of no other matters to be presented at the Annual Meeting. If any other matter properly comes before the Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

STOCKHOLDER PROPOSALS

        Any appropriate proposal submitted by a stockholder of the Company and intended to be presented at the 2014 Annual Meeting of Stockholders must be received by the Company no later than December 18, 2013 to be includable in the Company's proxy statement and related proxy for the 2014 Annual Meeting. Additionally, pursuant to the advance notice provisions of the Company's Bylaws, as authorized by applicable state law, in order for stockholders to present nominations or other business at the 2014 Annual Meeting, a stockholder's notice of such nomination or other business must be received no earlier than January 30, 2014 and no later than March 1, 2014 and must be in a form that complies with the requirements set forth in the Company's Bylaws.

 FORM 10-K

        A COPY OF THE COMPANY'S FORM 10-K ANNUAL REPORT FOR THE FISCAL YEAR ENDED JANUARY 31, 2013 (WITHOUT EXHIBITS), ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH EXHIBIT(S) SHOULD BE DIRECTED TO MARK KALVODA, CHIEF FINANCIAL OFFICER, AT THE COMPANY'S PRINCIPAL ADDRESS.

Dated: April 24, 2013
West Fargo, North Dakota

 APPENDIX A

TITAN MACHINERY INC.
2013 EQUITY INCENTIVE PLAN

SECTION 1.
DEFINITIONS

        As used herein, the following terms shall have the meanings indicated below:

        (a)   "Administrator" shall mean the Board of Directors of the Company, or one or more Committees appointed by the Board, as the case may be.

        (b)   "Affiliate(s)" shall mean a Parent or Subsidiary of the Company.

        (c)   "Award" shall mean any grant of an Option, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right or Performance Award.

        (d)   "Change of Control" shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the events in subsections (i) through (iv) below. For purposes of this definition, a person, entity or group shall be deemed to "Own," to have "Owned," to be the "Owner" of, or to have acquired "Ownership" of securities if such person, entity or group directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

            (i)  Any person, entity or group becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other person, entity or group from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any person, entity or group (the "Subject Person") exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

           (ii)  There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

          (iii)  There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of total gross value of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition (for purposes of this Section 1(d)(iii), "gross value" means the value of the assets of the Company or the value of the assets being disposed of, as the case may be, determined without regard to any liabilities associated with such assets); or

          (iv)  Individuals who, at the beginning of any consecutive twelve-month period, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board at any time during that consecutive twelve-month period; (provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board).

For the avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. To the extent required, the determination of whether a Change of Control has occurred shall be made in accordance with Internal Revenue Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

        (e)   "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "non-employee director." Solely for purposes of this Section 1(e), "non-employee director" shall have the same meaning as set forth in Rule 16b-3, as amended. Further, to the extent necessary for compliance with the limitations set forth in Code Section 162(m), each of the members of the Committee shall be an "outside director" within the meaning of Code Section 162(m) and the regulations issued thereunder.

        (f)    The "Company" shall mean Titan Machinery Inc., a Delaware corporation.

        (g)   "Fair Market Value" as of any date shall mean (i) if such stock is listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the immediately preceding date on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the immediately preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company's Common Stock.

        (h)   The "Internal Revenue Code" or "Code" is the Internal Revenue Code of 1986, as amended from time to time.

        (i)    "Option" means an incentive stock option or nonqualified stock option granted pursuant to the Plan.

        (j)    "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

        (k)   The "Participant" means (i) a key employee or officer of the Company or any Affiliate to whom an incentive stock option has been granted pursuant to Section 9; (ii) a consultant or advisor to, or director, key employee or officer of, the Company or any Affiliate to whom a nonqualified stock option has been granted pursuant to Section 10; (iii) a consultant or advisor to, or director, key employee or officer of, the Company or any Affiliate to whom a Restricted Stock Award or Restricted Stock Unit Award has been granted pursuant to Section 11; (iv) a consultant or advisor to, or director, key employee or officer of, the Company or any Affiliate to whom a Performance Award has been granted pursuant to Section 12; or (v) a consultant or advisor to, or director, key employee or officer of, the Company or any Affiliate to whom a Stock Appreciation Right has been granted pursuant to Section 13.

        (l)    "Performance Award" shall mean any Performance Shares or Performance Units granted pursuant to Section 12 hereof.

        (m)  "Performance Objective(s)" shall mean one or more performance objectives established by the Administrator, in its sole discretion, for Awards granted under this Plan. For any Awards that are intended to qualify as "performance-based compensation" under Code Section 162(m), the Performance Objectives shall be limited to any one, or a combination of, (i) Net income measures (including but not limited to earnings, net earnings, operating earnings, earnings before taxes, EBIT (earnings before interest and taxes), EBITA (earnings before interest, taxes, and amortization), EBITDA (earnings before interest, taxes, depreciation, and amortization), EBITDAR (earnings before interest, taxes, depreciation, amortization and rent) and earnings per share); (ii) Stock price measures (including but not limited to growth measures and total stockholder return (stock price plus reinvested dividends) relative to a defined comparison group or target and price-earnings multiples); (iii) Cash flow measures (including but not limited to net cash flow, net cash flow before financing activities, economic value added (or equivalent metric), debt reduction, debt to equity ratio, or establishment or material modification of a credit facility); (iv) Return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors' capital and return on average equity); (v) Operating measures (including but not limited to operating income, cash from operations, after-tax operating income, sales volumes, same store sales, production volumes, credit portfolio delinquency rate, credit portfolio net charge-off rate, inventory, gross margins and production efficiency); (vi) Expense measures (including but not limited to overhead cost and general and administrative expense); (vii) Asset measures (including but not limited to a specified target, or target growth in sales, stores or credit portfolio, market capitalization or market value, proceeds from dispositions, strategic acquisitions, or raising capital); (viii) Relative performance measures (including but not limited to relative performance to a comparison group or index designated by the Committee and market share); or (ix) Corporate values measures (including but not limited to ethics, customer satisfaction, legal, enterprise risk management, regulatory, and safety), in all cases including, if selected by the Administrator, threshold, target and maximum levels.

        (n)   "Performance Period" shall mean the period, established at the time any Performance Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Performance Award are to be measured.

        (o)   "Performance Share" shall mean any grant pursuant to Section 12 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of shares of Common Stock of the Company upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

        (p)   "Performance Unit" shall mean any grant pursuant to Section 12 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

        (q)   The "Plan" means the Titan Machinery Inc. 2013 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

        (r)   "Prior Plan(s)" shall mean the Titan Machinery Inc. 2005 Equity Incentive Plan.

        (s)   "Restricted Stock Award" or "Restricted Stock Unit Award" shall mean any grant of restricted shares of Stock of the Company or the grant of any restricted stock units pursuant to Section 11 hereof.

        (t)    "Rule 16b-3" shall mean Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934.

        (u)   "Stock," "Option Stock" or "Common Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 15).

        (v)   "Stock Appreciation Right" shall mean a grant pursuant to Section 13 hereof.

        (w)  A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of the Company's outstanding Stock is owned, directly or indirectly in an unbroken chain, by the Company.

SECTION 2.
PURPOSE

        The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Affiliates will depend to a large degree.

        It is the intention of the Company to carry out the Plan through the granting of Options which will qualify as "incentive stock options" under the provisions of Code Section 422, or any successor provision, pursuant to Section 9 of this Plan; through the granting of "nonqualified stock options" pursuant to Section 10 of this Plan; through the granting of Restricted Stock Awards and Restricted Stock Unit Awards pursuant to Section 11 of this Plan; through the granting of Performance Awards pursuant to Section 12 of this Plan; and through the granting of Stock Appreciation Rights pursuant to Section 13 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the stockholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. Awards may be granted prior to the date this Plan is approved by the stockholders of the Company; provided, however, that any incentive stock options granted after adoption of the Plan by the Board of Directors shall be treated as nonqualified stock options if stockholder approval is not obtained within such twelve-month period.

SECTION 3.
EFFECTIVE DATE OF PLAN

        The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the stockholders of the Company as required in Section 2.

 SECTION 4.
ADMINISTRATION

        The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time to administer the Plan (hereinafter collectively referred to as the "Administrator"). Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the option price; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective agreements evidencing each Award (which may vary from Participant to Participant), and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

        No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.
PARTICIPANTS

        The Administrator shall from time to time, at its discretion and without approval of the stockholders, designate those employees, officers, directors, consultants, and advisors of the Company or of any Affiliate to whom Awards shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive Awards hereunder unless such consultant or advisor is a natural person, renders bona fide services to the Company or any Affiliate and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Administrator shall, from time to time, at its discretion and without approval of the stockholders, designate those employees of the Company or any Affiliate to whom Awards, including incentive stock options, shall be granted under this Plan. The Administrator may grant additional Awards, including incentive stock options, under this Plan to some or all Participants then holding Awards, or may grant Awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares to be optioned or awarded to each such Participant and the performance criteria applicable to each Performance Award. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.

SECTION 6.
STOCK

        The Stock to be optioned under this Plan shall consist of authorized but unissued or reacquired shares of Common Stock. Subject to Section 14 of this Plan, the maximum aggregate number of shares of Stock reserved and available for Awards under the Plan is Two Million (2,000,000); provided, however, that all shares of Stock reserved and available under the Plan shall constitute the maximum aggregate number of shares of Stock that may be issued through incentive stock options. The following shares of Stock shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) any outstanding Award that expires for any reason, (ii) any portion of an outstanding Option or

Stock Appreciation Right that is terminated prior to exercise, (iii) any portion of an Award that is terminated prior to the lapsing of the risks of forfeiture on such Award, (iv) shares of Stock used to pay the exercise price under any Award, (v) shares of Stock used to satisfy any tax withholding obligation attributable to any Award, whether such shares are withheld by the Company or tendered by the Participant, (vi) shares of Stock covered by an Award to the extent the Award is settled in cash, and (vii) any shares of Common Stock that, as of the Effective Date, are authorized for issuance under the Prior Plans but have not been issued and are not subject to outstanding options.

        Notwithstanding anything in the Plan to the contrary, for any Awards granted under the Plan that are intended to qualify as "performance-based compensation" under Code Section 162(m), the following limits will apply:

        (a)   In no event shall a Participant be granted Options or Stock Appreciation Rights during any fiscal year of the Company covering in the aggregate more than 1,000,000 shares of Stock, subject to adjustment as provided in Section 15; provided, however, that a share of Stock subject to a Stock Appreciation Right that is granted in tandem with an Option shall count as one share against this limitation.

        (b)   In no event shall a Participant be granted Restricted Stock Awards or, to the extent payable in or measured by the value of shares of Stock, Restricted Stock Unit Awards during any fiscal year of the Company covering in the aggregate more than 1,000,000 shares of Stock, subject to adjustment as provided in Section 15.

        (c)   To the extent payable in or measured by the value of shares of Stock, in no event shall a Participant be granted Performance Awards during any fiscal year of the Company covering in the aggregate more than 1,000,000 shares of Stock, subject to adjustment as provided in Section 15.

SECTION 7.
DURATION OF PLAN

        Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in Section 3. Other Awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Administrator.

SECTION 8.
PAYMENT

        Participants may pay for shares upon exercise of Options granted pursuant to this Plan (i) in cash, or with a personal check or certified check, (ii) by the transfer from the Participant to the Company of previously acquired shares of Common Stock, (iii) through the withholding of shares of Stock from the number of shares otherwise issuable upon the exercise of the Option (e.g., a net share settlement), (iv) through broker-assisted cashless exercise, or (v) by a combination thereof. Any stock tendered as part of such payment shall be valued at such stock's then-current Fair Market Value, or such other form of payment as may be authorized by the Administrator. In the event the Optionee elects to pay the exercise price in whole or in part with previously acquired shares of Common Stock or through a net share settlement, the Fair Market Value of the shares of Stock delivered or withheld shall equal the total exercise price for the shares being purchased in such manner. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. "Previously acquired shares of Common Stock" means shares of the Company's Common Stock which the Participant has owned for at least six (6) months prior to the exercise of the Option, or for such other period of time, if any, as may be required by generally accepted accounting principles.

        With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, if applicable.

SECTION 9.
TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

        Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written incentive stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

        (a)    Number of Shares and Option Price.    The Option Agreement shall state the total number of shares covered by the incentive stock option. Except as permitted by Code Section 424(a), or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of the Company's Common Stock on the date of the grant of the Option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

        (b)    Term and Exercisability of Incentive Stock Option.    The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. Except as permitted by Code Section 424(a), in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the incentive stock option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

        The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

        (c)    Nontransferability.    No incentive stock option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution. During the Participant's lifetime, the incentive stock option may be exercised only by the Participant. If the Participant shall attempt any transfer of any incentive stock option granted under the Plan during the Participant's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

        (d)    No Rights as Stockholder.    A Participant (or the Participant's successor or successors) shall have no rights as a stockholder with respect to any shares covered by an incentive stock option until the date of the issuance of stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock is actually issued (except as otherwise provided in Section 15 of the Plan).

        (e)    Withholding.    The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of an incentive stock option or a "disqualifying disposition" of shares acquired through the exercise of an incentive stock option as defined in Code Section 421(b). In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company's Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the incentive stock option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise or disqualifying disposition. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to have shares withheld for this purpose shall be made on or before the later of (i) the date the incentive stock option is exercised or the date of the disqualifying disposition, as the case may be, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, if applicable.

        (f)    Vesting Limitation.    Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under the Plan and any other "incentive stock option" plans of the Company or any Affiliate, including the Prior Plans, shall not exceed $100,000 (or such other amount as may be prescribed by the Code from time to time); provided, however, that if the exercisability or vesting of an incentive stock option is accelerated as permitted under the provisions of the Plan and such acceleration would result in a violation of the limit imposed by this Section 9(f), such acceleration shall be of full force and effect but the number of shares of Stock that exceed such limit shall be treated as having been granted pursuant to a nonqualified stock option; and provided, further, that the limits imposed by this Section 9(f) shall be applied to all outstanding incentive stock options (under the Plan and any other "incentive stock option" plans of the Company or any Affiliate in chronological order according to the dates of grant.

        (g)    Other Provisions.    The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary to ensure that such Option will be considered an "incentive stock option" as defined in Code Section 422 or to conform to any change therein.

SECTION 10.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

        Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written nonqualified stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

        (a)    Number of Shares and Option Price.    The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Option.

        (b)    Term and Exercisability of Nonqualified Stock Option.    The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

        (c)    Transferability.    A nonqualified stock option shall be transferable, in whole or in part, by the Participant by will or by the laws of descent and distribution. In addition, the Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

        (d)    No Rights as Stockholder.    A Participant (or the Participant's successor or successors) shall have no rights as a stockholder with respect to any shares covered by a nonqualified stock option until the date of the issuance of stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock is actually issued (except as otherwise provided in Section 15 of the Plan).

        (e)    Withholding.    The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of a nonqualified stock option. In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company's Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the nonqualified stock option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares or to have shares withheld for this purpose shall be made on or before the later of (i) the date the nonqualified stock option is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, if applicable.

        (f)    Other Provisions.    The Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

 SECTION 11.
RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

        Each Restricted Stock Award or Restricted Stock Unit Award granted pursuant to the Plan shall be evidenced by a written restricted stock or restricted stock unit agreement (the "Restricted Stock Agreement" or "Restricted Stock Unit Agreement," as the case may be). The Restricted Stock Agreement or Restricted Stock Unit Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement or Restricted Stock Unit Agreement shall comply with and be subject to the following terms and conditions:

        (a)    Number of Shares.    The Restricted Stock Agreement or Restricted Stock Unit Agreement shall state the total number of shares of Stock covered by the Restricted Stock Award or Restricted Stock Unit Award.

        (b)    Risks of Forfeiture.    The Restricted Stock Agreement or Restricted Stock Unit Agreement shall set forth the risks of forfeiture, if any, including risks of forfeiture based on Performance Objectives, which shall apply to the shares of Stock covered by the Restricted Stock Award or Restricted Stock Unit Award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Stock which are restricted as of the effective date of the modification.

        (c)    Issuance of Shares; Rights as Stockholder.

            (i)  With respect to a Restricted Stock Award, the Company shall cause to be issued shares in the Participant's name, however, that the Company shall place a legend or restriction on such shares describing the risks of forfeiture and other transfer restrictions set forth in the Participant's Restricted Stock Agreement. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Stock and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a stockholder with respect to such shares.

           (ii)  With respect to a Restricted Stock Unit Award, as the risks of forfeiture on the restricted stock units lapse, the Participant shall be entitled to payment of the Restricted Stock Units. The Administrator may, in its sole discretion, pay Restricted Stock Units in cash, shares of Stock or any combination thereof. If payment is made in shares of Stock, the Administrator shall cause to be issued Stock in the Participant's name and shall deliver such Stock to the Participant in satisfaction of such restricted stock units. Until the risks of forfeiture on the restricted stock units have lapsed, the Participant shall not be entitled to vote any shares of stock which may be acquired through the restricted stock units, shall not receive any dividends attributable to such shares, and shall not have any other rights as a stockholder with respect to such shares.

        (d)    Withholding Taxes.    The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Restricted Stock Award or Restricted Stock Unit Award. In the event the Participant is required under the Restricted Stock Agreement or Restricted Stock Unit Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to the Restricted Stock Award or Restricted Stock Unit Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such restricted stock or restricted stock unit. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, if applicable.

        (f)    Nontransferability.    No Restricted Stock Award or Restricted Stock Unit Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the Restricted Stock Agreement or Restricted Stock Unit Agreement have lapsed. If the Participant shall attempt any transfer of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan prior to such date, such transfer shall be void and the Restricted Stock Award or Restricted Stock Unit Award shall terminate.

        (g)    Other Provisions.    The Restricted Stock Agreement or Restricted Stock Unit Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.
PERFORMANCE AWARDS

        Each Performance Award granted pursuant to this Section 12 shall be evidenced by a written performance award agreement (the "Performance Award Agreement"). The Performance Award Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Performance Award Agreement shall comply with and be subject to the following terms and conditions:

        (a)    Awards.    Performance Awards in the form of Performance Units or Performance Shares may be granted to any Participant in the Plan. Performance Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period. Performance Shares shall consist of shares of Stock or other Awards denominated in shares of Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.

        (b)    Performance Objectives, Performance Period and Payment.    The Performance Award Agreement shall set forth:

            (i)  the number of Performance Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Unit;

           (ii)  one or more Performance Objectives established by the Administrator;

          (iii)  the Performance Period over which Performance Units or Performance Shares may be earned or may become vested;

          (iv)  the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

           (v)  the date upon which payment of Performance Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares may be deferred.

        (c)    Withholding Taxes.    The Company or its Affiliates shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Performance Award. In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to the Performance Award. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, if applicable.

        (d)    Nontransferability.    No Performance Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Performance Award granted under the Plan, such transfer shall be void and the Performance Award shall terminate.

        (e)    No Rights as Stockholder.    A Participant (or the Participant's successor or successors) shall have no rights as a stockholder with respect to any shares covered by a Performance Award until the date of the issuance of stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock is actually issued (except as otherwise provided in Section 15 of the Plan).

        (f)    Other Provisions.    The Performance Award Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 13.
STOCK APPRECIATION RIGHTS

        Each Stock Appreciation Right granted pursuant to this Section 13 shall be evidenced by a written stock appreciation right agreement (the "Stock Appreciation Right Agreement"). The Stock Appreciation Right Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Stock Appreciation Right Agreement shall comply with and be subject to the following terms and conditions:

        (a)    Awards.    A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Stock on the date of such exercise, over (ii) a specified exercise price. Unless otherwise determined by the Administrator, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Stock on the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

        (b)    Term and Exercisability.    The term during which any Stock Appreciation Right granted under the Plan may be exercised shall be established in each case by the Administrator. The Stock Appreciation Right Agreement shall state when the Stock Appreciation Right becomes exercisable and shall also state the maximum term during which such Stock Appreciation Right may be exercised. In the event a Stock Appreciation Right is exercisable immediately, the manner of exercise of such Stock

Appreciation Right in the event it is not exercised in full immediately shall be specified in the Stock Appreciation Right Agreement. The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant. If a Stock Appreciation Right is granted in tandem with an Option, the Stock Appreciation Right Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.

        (c)    Withholding Taxes.    The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Stock Appreciation Right. In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company's Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Stock Appreciation Right. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares or to have shares withheld for this purpose shall be made on or before the later of (i) the date the Stock Appreciation Right is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, if applicable.

        (d)    Nontransferability.    No Stock Appreciation Right shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Stock Appreciation Right granted under the Plan, such transfer shall be void and the Stock Appreciation Right shall terminate.

        (e)    No Rights as Stockholder.    A Participant (or the Participant's successor or successors) shall have no rights as a stockholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of stock evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock is actually issued (except as otherwise provided in Section 15 of the Plan).

        (f)    Other Provisions.    The Stock Appreciation Right Agreement authorized under this Section 13 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

SECTION 14
PERFORMANCE-BASED COMPENSATION

        The Committee may specify that an Award or a portion of an Award is intended to satisfy the requirements for "performance-based compensation" of Code Section 162(m); provided that, notwithstanding anything in this Plan to the contrary, the performance criteria for such Award or portion of an Award (either, a "Section 162(m) Award") shall be a measure based on one or more Performance Objectives selected by the Committee and established on or before the time required to qualify such Performance Objective as a "preestablished goal" under Code Section 162(m) and the regulations issued thereunder. The Committee shall certify the extent to which, if any, Performance Objective has been satisfied, and the amount payable as a result thereof, prior to the payment, settlement or vesting of any Award that is intended to satisfy the requirements for "performance-based compensation" under Code Section 162(m). In determining the amounts earned by a Participant pursuant to a Section 162(m) Award, the Committee, in its discretion, will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance on a formula or discretionary basis, or any combination thereof.

        Notwithstanding anything in this Plan to the contrary, if the vesting, settlement or payment of any Award intended to be a Section 162(m) Award is accelerated by reason of the Participant's termination of employment for any reason other than death, disability or a Change of Control, such Award will not be deemed to be "performance-based compensation" for purposes of Code Section 162(m) to the extent prohibited by Code Section 162(m), or the regulations, notices and other guidance of general applicability issued thereunder.

SECTION 15.
RECAPITALIZATION, SALE, MERGER, EXCHANGE
OR LIQUIDATION

        In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Board may, in its sole discretion, adjust the number of shares of Stock reserved under Section 6 hereof, the number of shares of Stock covered by each outstanding Award, and, if applicable, the price per share thereof to reflect such change. Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

        Unless otherwise provided in the agreement evidencing an Award, in the event of a Change of Control, the Board may provide for one or more of the following:

        (a)   the acceleration of the exercisability of any outstanding Options or Stock Appreciation Rights, the vesting and payment of any Performance Awards, or the lapsing of the risks of forfeiture on any Restricted Stock Awards or Restricted Stock Unit Awards;

        (b)   the complete termination of this Plan, the cancellation of outstanding Options or Stock Appreciation Rights not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise such Option or Stock Appreciation Right prior to the effective date of such Change of Control), the cancellation of any Performance Award and the cancellation of any Restricted Stock Awards or Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed;

        (c)   that Participants holding outstanding Options and Stock Appreciation Rights shall receive, with respect to each share of Stock subject to such Option or Stock Appreciation Right, as of the effective date of any such Change of Control, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such Change of Control over the price per share of such Options or Stock Appreciation Rights; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such Change of Control, such shares having a value equal to the amount specified in this Section 15(c);

        (d)   that Participants holding outstanding Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards shall receive, with respect to each share of Stock subject to such

Awards, as of the effective date of any such Change of Control, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such Change of Control; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such Change of Control, such shares having a value equal to the amount specified in this Section 15(d);

        (e)   the continuance of the Plan with respect to the exercise of Options or Stock Appreciation Rights which were outstanding as of the date of adoption by the Board of such plan for such Change of Control and the right to exercise such Options and Stock Appreciation Rights as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such Change of Control; and

        (f)    the continuance of the Plan with respect to Restricted Stock Awards or Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such Change of Control and the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such Change of Control.

        (g)   the continuance of the Plan with respect to Performance Awards and, to the extent applicable, the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason for such Change of Control.

The Board may restrict the rights of or the applicability of this Section 15 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 16.
INVESTMENT PURPOSE

        No shares of Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

        As a further condition to the grant of any Option or the issuance of Stock to Participant, Participant agrees to the following:

        (a)   In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain stockholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the Common Stock underlying Awards, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any Option granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

        (b)   In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state's securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any Option and the date on which such Option must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any Options or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.

        (c)   In the event of a Change of Control, Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the Change of Control, and Participant will execute any documents necessary to ensure compliance with such rules.

        The Company reserves the right to place a legend or restriction on any shares issued in connection with an Award pursuant to the Plan to assure compliance with this Section 16.

SECTION 17.
AMENDMENT OF THE PLAN

        The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 15, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 15 hereof, (ii) change the designation of the class of employees eligible to receive Awards, (iii) decrease the price at which Options may be granted, or (iv) materially increase the benefits accruing to Participants under the Plan without the approval of the stockholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Code Section 422. Notwithstanding anything in the Plan to the contrary, the Board may amend this Plan to the extent necessary or desirable to comply with the requirements of Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

SECTION 18.
NO OBLIGATION TO EXERCISE OPTION;
NO EMPLOYMENT OR OTHER SERVICE RIGHTS

        The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Participant to exercise such Option or Stock Appreciation Right. Further, the granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ or service for any period.

SECTION 19.
MISCELLANEOUS

        (a)    Issuance of Shares.    The Company is not required to issue or remove restrictions on shares of Common Stock granted pursuant to the Plan until the Administrator determines that: (i) all conditions of the Award have been satisfied, (ii) all legal matters in connection with the issuance have been satisfied, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator may consider appropriate, in its sole discretion, to satisfy the requirements of any applicable law or regulation.

        (b)    Choice of Law.    The law of the state of Delaware shall govern all questions concerning the construction, validity, and interpretation of this Plan, without regard to that state's conflict of laws rules.

        (c)    Severability.    In the event that any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        (d)    No Duty to Notify.    The Company shall have no duty or obligation to any Participant to advise such Participant as to the time and manner of exercising an Award or as to the pending termination or expiration of such Award. In addition, the Company has no duty or obligation to minimize the tax consequences of an Award to the Participant.

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3. 1. Elect Class III 01 John Bode Vote FOR all nominees Vote WITHHELD directors: 02 Stanley Dardis (except as marked) from all nominees 03 David Meyer (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2. An advisory non-binding vote to approve the compensation of our named executive officers. For Against Abstain 3. Approval of 2013 Equity Incentive Plan. For Against Abstain 4. In their discretion, upon such other business as may properly come before the Meeting and any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION ON EACH PROPOSAL. Address Change? Mark box, sign, and indicate changes below: Date _____________________________________ Signature(s) in Box PLEASE DATE AND SIGN ABOVE exactly as name appears at the left indicating, where appropriate, official position or representative capacity. For stock held in joint tenancy, each joint tenant should sign. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Titan Machinery Inc., 644 East Beaton Drive, West Fargo, North Dakota 58078. Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 TITAN MACHINERY INC. Please detach here

Titan Machinery Inc. 644 East Beaton Drive West Fargo, North Dakota 58078 proxy This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 30, 2013. The shares of stock you hold in your account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR” Items 1, 2 and 3. The undersigned hereby appoints DAVID J. MEYER AND PETER J. CHRISTIANSON, and each of them individually, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of capital stock of Titan Machinery Inc. registered in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Offices of Fredrikson & Byron, P.A., 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota 55402, and at any adjournment or postponement thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting. See reverse for voting instructions. TITAN MACHINERY INC. ANNUAL MEETING OF STOCKHOLDERS Thursday, May 30, 2013 8:00 a.m. (Central time) at the Offices of Fredrikson & Byron, P.A. 200 South Sixth Street, Suite 4000 Minneapolis, Minnesota 55402 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 30, 2013: The proxy statement, proxy card and Annual Report on Form 10-K are available on the Investor Relations section of the Titan Machinery Inc. website at http://www.titanmachinery.com

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INTRODUCTION
GENERAL INFORMATION
OUTSTANDING SHARES AND VOTING RIGHTS
PRINCIPAL STOCKHOLDERS AND MANAGEMENT STOCKHOLDINGS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ELECTION OF DIRECTORS (Proposal 1)
CORPORATE GOVERNANCE
EXECUTIVE COMPENSATION
ADVISORY VOTE ON EXECUTIVE COMPENSATION (PROPOSAL 2)
2013 EQUITY INCENTIVE PLAN (PROPOSAL 3)
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AUDIT COMMITTEE REPORT
FEES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER BUSINESS
STOCKHOLDER PROPOSALS
FORM 10-K
  APPENDIX A
SECTION 2. PURPOSE
SECTION 3. EFFECTIVE DATE OF PLAN
SECTION 4. ADMINISTRATION
SECTION 5. PARTICIPANTS
SECTION 6. STOCK
SECTION 7. DURATION OF PLAN
SECTION 8. PAYMENT
SECTION 9. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS
SECTION 10. TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS
SECTION 11. RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS
SECTION 12. PERFORMANCE AWARDS
SECTION 13. STOCK APPRECIATION RIGHTS
SECTION 14 PERFORMANCE-BASED COMPENSATION
SECTION 15. RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION
SECTION 16. INVESTMENT PURPOSE
SECTION 17. AMENDMENT OF THE PLAN
SECTION 18. NO OBLIGATION TO EXERCISE OPTION; NO EMPLOYMENT OR OTHER SERVICE RIGHTS
SECTION 19. MISCELLANEOUS